UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
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CAVA GROUP, INC.
_________________________________________________________________________________________________
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14 Ridge Square NW, Suite 500
Washington, D.C. 20016
Telephone: (202) 400-2920
April 24, 2026
Fellow Stockholders:
You are cordially invited to attend CAVA Group, Inc.’s 2026 Annual Meeting of Stockholders on Monday, June 22, 2026 at 11:30 a.m. (Eastern Daylight Time). The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. To attend the Annual Meeting online, vote your shares electronically, and submit your questions during the live audio webcast, visit www.virtualshareholdermeeting.com/CAVA2026 and enter the control number shown on your Notice of Internet Availability of Proxy Materials. If you received a printed copy of the proxy materials, you will find your control number on the proxy card or the instructions that accompanied your proxy materials.
The enclosed Proxy Statement and accompanying proxy card are first being distributed or made available to stockholders, as the case may be, on or about April 24, 2026. Only CAVA stockholders of record at the close of business on April 23, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting. Whether or not you attend the Annual Meeting, your vote is important to us. To ensure that you will be represented, we ask you to vote by telephone, mail, or over the Internet as soon as possible.
On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued support and interest in CAVA.
Sincerely,
Brett Schulman
Co-Founder & CEO

CAVA Group, Inc. 14 Ridge Square NW, Suite 500 Washington, D.C. 20016

To Our Stockholders
Notice of Annual Meeting of Stockholders Date: Monday, June 22, 2026 Time: 11:30 a.m. Eastern Daylight Time Place: Virtually at www.virtualshareholdermeeting.com/CAVA2026	The principal business of the Annual Meeting will be to:

Elect two Class III directors to serve for a three-year term;
Approve, on an advisory basis, the compensation of our named executive officers;
Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026; and
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

You can vote at the Annual Meeting virtually or by proxy if you were a stockholder of record as of the close of business on April 23, 2026. By submitting your proxy (via the Internet, telephone or mail), you authorize Brett Schulman, Chief Executive Officer, and Tricia Tolivar, Chief Financial Officer, to represent you and vote your shares at the 2026 Annual Meeting in accordance with your instructions. They will also be authorized to vote your shares in their discretion on any other matters which may properly come before the Annual Meeting or at any postponement(s) or adjournment(s) of the meeting.
We are electronically disseminating our proxy materials to our stockholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials via the Internet. The Notice also provides instructions on how to obtain paper copies of the proxy materials, if preferred. If you receive the Notice, you will not receive a paper copy of the proxy materials in the mail unless you request a copy.
Your vote is important. We encourage you to vote using the procedures described in the Notice or on your proxy card in advance of the Annual Meeting, whether or not you plan to attend.
By Order of the Board of Directors,
Brett Schulman
Co-Founder & CEO

YOUR VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 22, 2026:
The Notice of Annual Meeting, Proxy Statement and our 2025 Annual Report to Stockholders are available electronically at www.virtualshareholdermeeting.com/CAVA2026

Proxy Summary
This proxy statement (“Proxy Statement”) provides information in connection with the solicitation of proxies by the Board of Directors of CAVA Group, Inc., a Delaware corporation (the “Company” or “CAVA”) in connection with the Company’s 2026 Annual Meeting of Stockholders to be held on Monday, June 22, 2026 at 11:30 a.m. (Eastern Daylight Time). The following summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. A Notice of Internet Availability of Proxy Materials is being mailed to stockholders on or about April 24, 2026.
Voting Matters and Board of Directors Recommendations

Proposal	The Board’s Recommendations	Page

Elect two Class III Directors to serve for a three-year term	FOR each Director Nominee	3
Approve, on an advisory basis, the compensation of our named executive officers	FOR	54
Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026	FOR	55
Director Nominees

				Committee Memberships
Name and Principal Occupation	Independent	Age	Director Since	AC	CC	NGC

Class III
Brett Schulman President & CEO of CAVA Group, Inc.	No	54	2010
James D. White Former President & CEO of Jamba, Inc.	Yes	65	2022	M		C
Key to Committees:

AC	Audit Committee	CC	People, Culture and Compensation Committee	NGC	Nominating, Governance and Sustainability Committee
C	Chair	M	Member

CAVA Group, Inc.	1	2026 Proxy Statement

How to Vote
If, as of the close of business on April 23, 2026, you were a stockholder of record, you may vote your shares by proxy as described herein in advance of the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) through the Internet, by telephone, or by mail. Alternatively, you may attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/CAVA2026. To participate in the Annual Meeting, you will need to have your 16-Digit Control Number included on your Notice of Internet Availability of Proxy Materials, or if you received a printed copy of the proxy materials, your proxy card or the instructions that accompanied your proxy materials. For shares held through a broker, bank, or other nominee, you may vote by submitting voting instructions to your broker, bank, or other nominee in advance of the Annual Meeting or you may attend the Annual Meeting online and vote your shares electronically during the Annual Meeting. Please refer to the information from your broker, bank, or other nominee on how to submit voting instructions. To reduce our administrative costs and help the environment by conserving natural resources, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day, 7 days a week. You may revoke your proxy at the times and in the manner described in the “Questions and Answers” section beginning on page 59 of the Proxy Statement.
If you are a stockholder of record and submit your vote by proxy by mail, Internet, or telephone prior to the Annual Meeting, your vote must be received by 11:59 p.m., Eastern Daylight Time, on June 21, 2026 to be counted.
To vote by proxy prior to the Annual Meeting:

Internet* Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.	Telephone* Dial 1-800-690-6903 (toll-free within the United States, U.S. territories and Canada) and follow the recorded instructions, 24 hours a day, seven days a week.	Mail Mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope, if you have received paper materials.

*You will need the 16-digit Control Number included on your Notice of Internet Availability of Proxy Materials or proxy card in order to vote by internet or telephone.

CAVA Group, Inc.	2	2026 Proxy Statement

Proposal No. 1
Election of Directors
Our Board of Directors currently consists of nine members. Our Board of Directors is divided into three classes, designated as Class I, Class II, and Class III. The term of office of the members of one class of directors expires each year in rotation so that the members of one class generally are elected at each annual meeting to serve for full three-year terms and until their successors are elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification, or removal.
The table below sets forth information with respect to our directors as of April 23, 2026:

Name	Age

Philippe Amouyal	67	Class I Directors - Term Expiring at the 2027 Annual Meeting
David Bosserman	69
Lauri Shanahan	63
Benjamin Felt	40	Class II Directors - Term Expiring at the 2028 Annual Meeting
Ronald Shaich	72
Theodoros Xenohristos	47
Brett Schulman	54	Class III Directors - Term Expiring at the 2026 Annual Meeting
James D. White	65
Karen Kochevar	63
There are three Class III directors whose terms expire at the 2026 Annual Meeting. Upon the recommendation of our Nominating, Governance and Sustainability Committee, our Board of Directors has nominated each of Brett Schulman and James D. White for re-election as Class III directors. Ms. Kochevar, after nine years of service, is retiring from the Board of Directors upon completion of her current term and will not be standing for re-election as a Class III Director at the 2026 Annual Meeting. Biographical information for each director and director nominee is contained in the following section. If elected at the 2026 Annual Meeting, each director nominee will serve for a three-year term expiring at the 2029 annual meeting of stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation, retirement, disqualification, or removal. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of such substitute nominee(s) as the Board of Directors may designate, unless our Board of Directors chooses to reduce the number of directors serving on our Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the election of Brett Schulman and James D. White as Class III directors.
Under our amended and restated bylaws (as amended from time to time, the “Bylaws”), directors are elected by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the two Class III director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will have no effect on the election of the nominees.

CAVA Group, Inc.	3	2026 Proxy Statement

Board of Directors Skills Matrix
The following matrix highlights key skills, qualifications, and experiences that are possessed by our directors. This information is not a complete list of each director’s strengths or contributions to the Board of Directors. The fact that a director is not designated as having a particular skill does not mean that the director would not be able to make a meaningful contribution to the Board of Directors’ decision-making or oversight in that area. Additional details on each director’s skills, qualifications, and experiences are set forth in their individual biographies on the following pages.

Skill		Philippe Amouyal	David Bosserman	Benjamin Felt	Karen Kochevar	Brett Schulman	Lauri Shanahan	Ronald Shaich	James D. White	Theodoros Xenohristos

CEO Experience

Public Company Leadership and Governance

Restaurant/Hospitality Industry Experience

Human Resources/Human Capital Management

Financial Expert/ Accounting/Auditing

Technology/Cybersecurity

Risk Management

Sales and Consumer Marketing

Real Estate

Corporate Social Responsibility

Investor Relations

Corporate Governance

CAVA Group, Inc.	4	2026 Proxy Statement

Director Biographies
The following is a brief biographical summary of the experience of our directors and director nominees:
Director Nominees

Brett Schulman has served as our Chief Executive Officer and President, and as a member of our Board of Directors, since 2010. Mr. Schulman co-founded CAVA in 2010. Mr. Schulman was a Partner at Snikiddy Snacks, a nationally distributed snack food company, from 2006 to 2015 and served as its Chief Operating Officer from 2006 to 2010. Previously, he held various other financial positions, including as Vice President, at Deutsche Bank Alex. Brown and its predecessor Alex. Brown. Mr. Schulman received his B.A. in Behavioral and Social Sciences from the University of Maryland.
MR. SCHULMAN WAS SELECTED TO SERVE AS A DIRECTOR BECAUSE OF HIS DEEP KNOWLEDGE OF OUR BUSINESS AND HIS SIGNIFICANT EXECUTIVE MANAGEMENT AND LEADERSHIP EXPERIENCE.

Brett Schulman — Age: 54 Director Since: 2010

James D. White has served as a member of our Board of Directors since May 2022. Mr. White has served on the board of directors of The Honest Company since May 2021 and Simply Good Foods since 2019. Mr. White was previously the Chair, President and Chief Executive Officer of Jamba, from 2008 to 2016, and served as the Senior Vice President and General Manager of Consumer Brands at Safeway, a U.S. supermarket chain, from 2005 to 2008. Prior to Safeway, Mr. White held executive roles at Gillette and Nestlé Purina. Mr. White previously served on the board of directors of Panera Bread Company-JAB Holdings, Hillshire Brands Company, Medallia, and Adtalem Global Education. Mr. White received his B.S., with a major in Marketing, from The University of Missouri and his M.B.A. from Fontbonne University. He is also a graduate of the Cornell University Food Executive Program, and he was a Stanford University Distinguished Careers Institute Fellow in 2018.
MR. WHITE WAS SELECTED TO SERVE AS A DIRECTOR BECAUSE OF HIS EXPERIENCE AS A PUBLIC COMPANY DIRECTOR AND EXECUTIVE.

James D. White — Age: 65 Director Since: 2022

CAVA Group, Inc.	5	2026 Proxy Statement

Other Current Directors

Ronald Shaich has served as Chair of our Board of Directors since November 2018. Mr. Shaich is the Managing Partner and Chief Executive Officer of Act III Holdings, LLC, an investment vehicle that partners with consumer facing brands (“Act III”), which he founded in January 2018. Mr. Shaich also founded Panera Bread Company, where he served as Chief Executive Officer from 1984 to 2010 and from 2012 to 2017, and as a member of its board of directors from 1981 to 2018, including as Chair between 1988 and 2018. Mr. Shaich serves in a leadership or board advisory role to each of Act III’s privately-held portfolio companies including Tatte Bakery & Café, Life Alive Organic Café, Honest Greens Barcelona, and Level99. Mr. Shaich has also served on the board of directors of Whole Foods Market and as Chair of the Board of Trustees of Clark University and is currently a Clark trustee. Mr. Shaich received his B.A. in Political Science and Government and D.H.L. from Clark University and his M.B.A. from Harvard Business School.
MR. SHAICH WAS SELECTED TO SERVE AS A DIRECTOR BECAUSE OF HIS EXPERIENCE IN CORPORATE GOVERNANCE AND LEADERSHIP IN THE RESTAURANT INDUSTRY.

Ronald Shaich — Age: 72 Director Since: 2018

Philippe Amouyal has served as a member of our Board of Directors since November 2018. Mr. Amouyal has been a Managing Director of The Invus Group, LLC (“Invus”) since 1999. Previously, Mr. Amouyal worked at The Boston Consulting Group from 1984 to 1999, serving as a Vice President and Director and coordinating the global software and electronics practice from 1991 to 1999. Mr. Amouyal has served on the board of directors of Lexicon Pharmaceuticals since 2007 where he currently chairs the Compensation Committee. He currently serves on the board of directors of a number of private Artal and Invus portfolio companies. Mr. Amouyal previously served on the board of directors and the Compensation Committees of WW International and Blue Buffalo Pet Products. Mr. Amouyal received his M.S. in Engineering and his DEA in Technology Management from École Centrale Paris and was a Research Fellow at the Center for Policy Alternatives of the Massachusetts Institute of Technology.
MR. AMOUYAL WAS SELECTED TO SERVE AS A DIRECTOR BECAUSE OF HIS EXTENSIVE KNOWLEDGE AND UNDERSTANDING OF CORPORATE STRATEGY, INFORMATION TECHNOLOGY, RESEARCH AND DEVELOPMENT, AND MANAGEMENT OPERATIONS AND STRUCTURES.

Philippe Amouyal — Age: 67 Director Since: 2018

CAVA Group, Inc.	6	2026 Proxy Statement

David Bosserman has served as a member of our Board of Directors since December 2019, and he also served as our Interim Chief Financial Officer from August 2020 to November 2020. Mr. Bosserman has served as a Senior Advisor to SWaN & Legend Advisors, LLC (“SWaN”) since 2018, and was a Managing Director at SWaN from 2013 to 2018. Mr. Bosserman previously held senior executive positions, including serving as Senior Vice President, Chief Financial Officer, and Chief Operating Officer, at NEW Asurion Corporation, from 2001 through 2013. Mr. Bosserman served as Chief Financial Officer at worldweb.net from 2000 to its sale in 2001, and as Executive Vice President, Chief Financial Officer and Treasurer of Best Software from 1992 until its sale in 2000, and led its initial public offering in 1997. Mr. Bosserman currently serves as an advisor to SWaN portfolio companies, where he provides financial and operating guidance. Mr. Bosserman also provides various consulting services on financial and operating matters to a company in the transportation, moving and storage space. Mr. Bosserman previously served on the board of directors of BigTeams and on the board of directors and audit committee of Motionsoft. Mr. Bosserman received his B.S. in Accounting from Arizona State University. Mr. Bosserman was a licensed CPA.
MR. BOSSERMAN WAS SELECTED TO SERVE AS A DIRECTOR BECAUSE OF HIS EXPERIENCE IN ACCOUNTING AND AUDITING AND HIS EXPERIENCE SERVING ON AUDIT COMMITTEES AND BOARDS.

David Bosserman — Age: 69 Director Since: 2019

Benjamin Felt has served as a member of our Board of Directors since November 2018. Mr. Felt is a Managing Director of Invus, which he joined in 2009. Mr. Felt has served on the boards of a number of private Artal and Invus portfolio companies. Prior to joining Invus, Mr. Felt was a management consultant with The Boston Consulting Group from 2007 to 2009. Mr. Felt is the Board President of The Door, a social services non-profit in New York City. Mr. Felt received his B.A. in Economics from Yale University.
MR. FELT WAS SELECTED TO SERVE AS A DIRECTOR BECAUSE OF HIS KNOWLEDGE AND UNDERSTANDING OF BUSINESS AND CORPORATE STRATEGY AND THE CONSUMER SECTOR.

Benjamin Felt — Age: 40 Director Since: 2018

CAVA Group, Inc.	7	2026 Proxy Statement

Lauri Shanahan has served as a member of our Board of Directors since June 2023. Ms. Shanahan has served on the board of directors of Deckers Brands since 2011. Ms. Shanahan is also a principal of the consulting firm Maroon Peak Advisors, which she founded in 2009. Ms. Shanahan worked at Gap Inc. from October 1992 to March 2008, serving in numerous leadership roles including chief administrative officer, chief legal officer, and corporate secretary. Ms. Shanahan previously served on the board of directors of Treasury Wine Estates, Cedar Fair Entertainment, G Squared Ascend I, and Charlotte Russe Holdings. Ms. Shanahan received her B.S. in Finance from the University of Colorado Boulder and her J.D. from UCLA Law School.
MS. SHANAHAN WAS SELECTED TO SERVE AS A DIRECTOR BECAUSE OF HER SUBSTANTIAL PUBLIC COMPANY LEADERSHIP AND BOARD EXPERIENCE IN THE CONSUMER GOODS, RETAIL AND HOSPITALITY INDUSTRIES.

Lauri Shanahan — Age: 63 Director Since: 2023

Theodoros Xenohristos has served as our Chief Concept Officer since November 2020 and as a member of our Board of Directors since 2010. Mr. Xenohristos created the CAVA brand and co-founded CAVA Mezze in 2006. Mr. Xenohristos co-founded CAVA in 2010 and has, since then, served as an advisor to CAVA’s Chief Executive Officer and President, Brett Schulman, providing expertise on a broad range of matters, including culinary and brand.
MR. XENOHRISTOS WAS SELECTED TO SERVE AS A DIRECTOR BECAUSE OF HIS DEEP KNOWLEDGE OF OUR BUSINESS.

Theodoros Xenohristos — Age: 47 Director Since: 2010

CAVA Group, Inc.	8	2026 Proxy Statement

Retiring Director

Karen Kochevar has served as a member of our Board of Directors since October 2016. Since 2015, Ms. Kochevar has served as an independent board member for private equity-owned growth companies in the United States, Europe, and the Middle East. Ms. Kochevar was a Partner and Chief Financial Officer of Union Square Hospitality Group (“USHG”), the parent company and creator of Shake Shack and several other hospitality businesses, from 2011 until her retirement from the company in 2014. Before that time, she served in finance and corporate development leadership roles at USHG from 2005 to 2011. Prior to her career in hospitality, Ms. Kochevar worked in financial services for more than a decade, including in private equity at Warburg Pincus and Three Cities Research (an affiliate of Quilvest), and in investment banking at Lehman Brothers. Ms. Kochevar currently serves as a trustee of the Brown Brothers Harriman U.S. mutual fund complex. Ms. Kochevar received her A.B. in International Relations from Stanford University and her M.B.A., with distinction in Finance, from the Wharton School at the University of Pennsylvania.
MS. KOCHEVAR WAS SELECTED TO SERVE AS A DIRECTOR BECAUSE OF HER KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND STRATEGIC PLANNING, HER EXPERIENCE WORKING WITH ICONIC RESTAURANT BRANDS, AND HER EXPERIENCE WITH AUDIT COMMITTEES AND BOARDS.

Karen Kochevar — Age: 63 Director Since: 2016

VOTE The Board of Directors recommends a vote "FOR" the election of each of Brett Schulman and James D. White as Class III directors.

CAVA Group, Inc.	9	2026 Proxy Statement

Corporate Governance
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines, which describe certain principles and practices that inform the work of the Board of Directors. These guidelines address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board of Directors, the conduct of Board of Directors meetings, and corporate governance policies applicable to the Board of Directors in general. The Corporate Governance Guidelines are subject to periodic reviews by our Nominating, Governance and Sustainability Committee and may be modified by our Board of Directors. The full text of our Corporate Governance Guidelines is available on our website at https://investor.cava.com/governance/governance-documents/.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), which applies to all of our employees, officers, and directors, including our chief executive officer ("CEO"), our chief financial officer, chief accounting officer, and our other executive and senior officers. The full text of the Code of Conduct is available on our website at https://investor.cava.com/governance/governance-documents/. We will, if required, timely disclose any amendments to the Code of Conduct or waivers of the Code of Conduct for directors and executive officers on the same website.
Director Independence
Pursuant to the corporate governance listing standards of the New York Stock Exchange (“NYSE”) and our Corporate Governance Guidelines, a director employed by us cannot be deemed to be an “independent director.” Each other director will qualify as “independent” only if our Board of Directors affirmatively determines that he or she has no material relationship with us, either directly or as a partner, stockholder, or officer of an organization that has a relationship with us. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
Our Board of Directors have affirmatively determined that each of Philippe Amouyal, David Bosserman, Benjamin Felt, Karen Kochevar, James D. White, Lauri Shanahan, and Ronald Shaich qualify as “independent” in accordance with the NYSE rules. In making its independence determinations, our Board of Directors considered and reviewed all information known to it (including information identified through directors’ questionnaires).
Communications with Directors
Interested parties may communicate with the chair of any of the Audit, Nominating and Governance and People, Culture and Compensation Committees, any then-serving Lead Director or the director designated by the non-management or independent directors as the presiding director, or to the non-management or independent directors as a group by mailing correspondence to: CAVA Group, Inc., 14 Ridge Square NW, Suite 500, Washington, DC 20016, Attention: Chief Legal Officer. The Chief Legal Officer or his or her designee shall initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party. The Chief Legal Officer or his or her designee will not forward communications that are not relevant to the duties and responsibilities of the Board of Directors and are more appropriately addressed by management, including solicitations, job inquiries, surveys, advertisements or other inappropriate material. Communications of a material nature that relate to accounting, internal accounting controls, or auditing matters will be referred to the Chair of the Audit Committee of the Board of Directors (the “Audit Committee”).

CAVA Group, Inc.	10	2026 Proxy Statement

Background and Experience of Directors
When considering whether directors and nominees have the experience, qualifications, attributes, or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, our Board of Directors focused primarily on each person’s background, experience and skills as reflected in the information discussed in each of the directors’ individual biographies and the skills matrix set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Director Nominations
The Nominating, Governance and Sustainability Committee is responsible for identifying, evaluating, and recommending nominees for election to our Board of Directors. The Nominating, Governance and Sustainability Committee may consider certain individual qualifications of the prospective nominee, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, and an ability to work collegially with the other members of the Board of Directors, as well as any other factors it considers appropriate, which may include existing commitments to other businesses, service on other boards of directors or similar governing bodies of public or private companies or committees thereof, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance experience, relevant career experience, technical skills, business or government acumen, financial and accounting acumen, technology acumen, compliance experience, executive compensation experience, and the size, composition and combined expertise of the existing Board of Directors.
In identifying prospective director candidates, the Nominating, Governance and Sustainability Committee may seek referrals from other members of the Board of Directors, management, and other sources, including third party recommendations. The Nominating, Governance and Sustainability Committee may also engage firms that specialize in identifying director candidates to our Board of Directors.
The Nominating, Governance and Sustainability Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules, and regulations, including those promulgated by the Securities and Exchange Commission (the “SEC”). The Nominating, Governance and Sustainability Committee will evaluate candidates recommended by stockholders for nomination for election to the Board of Directors on a substantially similar basis as it considers other nominees. Stockholders wishing to recommend a candidate for nomination must comply with the procedures set forth in our Bylaws. For further information, see the section below entitled "Procedures for Submitting Stockholder Proposals."
Board Leadership Structure
Ronald Shaich serves as Chair of the Board of Directors. As provided in our Corporate Governance Guidelines, the Board of Directors does not have a policy on whether or not the roles of Chair and CEO should be separate or combined or, if they are to be separate, whether the Chair should be selected from the independent directors. Accordingly, the Board of Directors believes that it should be free to make a choice from time to time regarding a leadership structure that is in the best interests of the Company and its stockholders. At this time, the Board of Directors believes that Mr. Shaich is best situated to serve as Chair and that the Company’s current separated roles of Chair and CEO is appropriate. Mr. Shaich is best suited to serve as Chair of our Board of Directors as a result of his extensive experience in the restaurant industry. Mr. Schulman has held the position of CEO since 2010. Separating these positions allows our CEO to focus on running the business, while allowing our Chair to lead the Board of Directors in its fundamental role of providing advice to and oversight of management.

CAVA Group, Inc.	11	2026 Proxy Statement

Risk Oversight
The Board of Directors exercises direct oversight of strategic risks to the Company in regular coordination with the Company’s management. While our senior executives are responsible for day-to-day risk management, our Board of Directors has overall responsibility for risk oversight, including, as part of regular Board of Directors and committee meetings, general oversight of executives’ management of short-term and long-term risks relevant to the Company. Accordingly, while the full Board of Directors has overall responsibility for risk oversight, it is supported in this function by its Audit Committee, People, Culture and Compensation Committee and Nominating, Governance and Sustainability Committee. Each of the committees regularly reports to the Board of Directors.
Our CEO and other executive officers will regularly report to the non-executive directors and the Audit Committee, the People, Culture and Compensation Committee and the Nominating, Governance and Sustainability Committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls.
The Audit Committee is charged with assisting the Board of Directors with respect to its oversight of the Company’s overall risk management profile and the effectiveness of the Company’s risk management processes. In particular, the Audit Committee reviews the Company’s guidelines and policies governing the process by which management assesses and manages the Company’s exposure to risk, including the Company’s major financial and operational risk exposures and the steps management takes to monitor and control such exposures, and also evaluates, in conjunction with management, the Company’s information technology security program, compliance and controls. A management-level Risk Committee meets to review enterprise risks and briefs the Audit Committee on at least a quarterly basis. The People, Culture and Compensation Committee oversees risks relating to the Company’s compensation policies and practices. The Nominating, Governance and Sustainability Committee assists the Board of Directors by overseeing and evaluating programs and risks associated with the organization, membership and structure of the Board of Directors, as well as the Company’s corporate governance. Each committee charged with risk oversight reports to the Board of Directors on those matters. In addition, our Board of Directors and its committees exercise their risk oversight function by regularly receiving and evaluating reports from management and by making inquiries of management concerning these reports, as appropriate. Furthermore, our Board of Directors and its committees receive reports from our auditors and other consultants, such as our compensation consultant, and may meet in executive sessions with these outside parties.
Indemnification Agreements with our Directors and Officers
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, together with our amended and restated bylaws, provide that we will indemnify each indemnitee to the fullest extent permitted by the Delaware General Corporation Law from and against all loss and liability suffered and expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by or on behalf of the indemnitee in connection with any threatened, pending, or completed action, suit or proceeding. Additionally, we will advance to the indemnitee all expenses (including attorneys’ fees) incurred in connection therewith.

CAVA Group, Inc.	12	2026 Proxy Statement

Board Committees and Meetings
The standing committees of our Board of Directors consist of an Audit Committee, People, Culture and Compensation Committee, and Nominating, Governance and Sustainability Committee. Our Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Each of our committees has adopted a written charter, a current copy of which is available at https://investor.cava.com/governance/governance-documents/.
We expect all directors to make every effort to attend all meetings of the Board of Directors, meetings of the committees of which they are members, and the annual meeting of stockholders. During fiscal 2025, our Board of Directors met six times, the Audit Committee met four times, the People, Culture and Compensation Committee met four times, and the Nominating, Governance and Sustainability Committee met four times. During fiscal 2025, each director attended at least 75% of the meetings of the Board of Directors and the committees on which they serve. Eight of our nine directors then in office at the time of the 2025 Annual Meeting attended the 2025 Annual Meeting.

CAVA Group, Inc.	13	2026 Proxy Statement

Audit Committee The Audit Committee currently consists of David Bosserman, who serves as the chair, Karen Kochevar, and James D. White.
Each of David Bosserman, Karen Kochevar, and James D. White qualify as independent directors under the corporate governance standards of the NYSE and the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. Our Board of Directors has determined that each of David Bosserman and Karen Kochevar qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Audit Committee is primarily responsible, among its other duties and responsibilities, for the following:
•overseeing the quality and integrity of our financial statements, as well as oversight of our accounting and financial reporting processes;
•overseeing the effectiveness of our control environment, including internal controls over financial reporting;
•overseeing our compliance with legal and regulatory requirements, as well as compliance with ethical standards that we adopt;
•overseeing our independent registered public accounting firm’s qualifications, performance, and independence;
•overseeing our overall risk management profile and the effectiveness of our risk management processes;
•overseeing the performance of our internal audit function, as well as oversight of our financial statement audits;
•overseeing our compliance with our Code of Business Conduct and Ethics;
•overseeing our technology security and data privacy programs;
•unless otherwise approved or ratified pursuant to the Related Party Transaction Policy, approving or ratifying related party transactions; and
•overseeing the preparation of the Audit Committee Report required to be included in this Proxy Statement.
The Audit Committee is responsible for the primary oversight of strategic risk, including cybersecurity risk oversight. The Audit Committee receives regular reports on at least a quarterly basis from our cybersecurity team, typically on, among other things, our cybersecurity posture, cybersecurity benchmarking, potential cybersecurity vulnerabilities, and other cybersecurity interest items such as the external cybersecurity environment, items requiring Audit Committee input, and our broader cybersecurity program roadmap, in order to monitor the prevention, detection, mitigation and remediation of cybersecurity threats and incidents. The Audit Committee regularly reports to the full Board of Directors regarding its activities, including those related to cybersecurity. For further details regarding our cybersecurity risk management and processes, please refer to Part I, Item 1C in our 2025 Annual Report on Form 10-K filed with the SEC on February 25, 2026 (the “2025 Annual Report”).

CAVA Group, Inc.	14	2026 Proxy Statement

People, Culture and Compensation Committee The People, Culture and Compensation Committee consists of Lauri Shanahan, who serves as the chair, Benjamin Felt, and Karen Kochevar.
Each of Lauri Shanahan, Benjamin Felt, and Karen Kochevar qualify as independent directors under the corporate governance standards of the NYSE and SEC rules and regulations. Our People, Culture and Compensation Committee is primarily responsible, among its other duties and responsibilities, for the following:
•reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by our Board of Directors), determining and approving our CEO’s compensation level based on such evaluation;
•reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers (other than the CEO) and “Additional ELT Members” (as such term is defined in the People, Culture and Compensation Committee Charter), including any annual performance objectives, and approving or recommending to the Board of Directors for approval their compensation, including annual salary, bonus, equity-based incentives, and other benefits;
•reviewing and recommending to our Board of Directors the form and amount of compensation of our directors;
•reviewing and approving, or making recommendations to our Board of Directors with respect to, our long-term incentive plans, equity-based awards, and stock ownership guidelines for directors, executive officers and Additional ELT Members and any “clawback” policy;
•the consideration of whether risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on us;
•overseeing the Company’s submission to a stockholder vote of matters relating to compensation;
•reviewing and discussing with management and recommending to the Board of Directors that the “Compensation Discussion and Analysis” be included in the Company’s Proxy Statement or Annual Report on Form 10-K;
•preparing the compensation committee report required by the SEC to be included in this Proxy Statement; and
•overseeing and approving the management continuity planning process and reviewing and evaluating succession plans for our CEO and other executive officers.

Independent Compensation Consultant
The People, Culture and Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) as its independent compensation consultant during fiscal 2025 to advise the committee on market practices and specific Company policies and programs. Pearl Meyer reports directly to the People, Culture and Compensation Committee Chair and takes direction from the committee. The consultant’s work for the People, Culture and Compensation Committee includes data analysis, market assessments, incentive program design, executive benchmarking, general advisory work, attendance at committee meetings as deemed appropriate, and preparation of related reports. The work done by Pearl Meyer for the committee is documented in a formal agreement which is executed by the consultant and the Chair of the People, Culture and Compensation Committee. Pearl Meyer does not perform any other work for the Company. The People, Culture and Compensation Committee has assessed the independence of Pearl Meyer and determined that the work provided by Pearl Meyer did not raise any conflicts of interest.

CAVA Group, Inc.	15	2026 Proxy Statement

Compensation Committee Interlocks and Insider Participation
During the entirety of fiscal 2025, Ms. Shanahan, Ms. Kochevar, and Mr. Felt each served as members of the People, Culture and Compensation Committee. No member of the People, Culture and Compensation Committee was at any time during fiscal 2025 an officer or employee of our Company or any of our subsidiaries, nor was any such person a former officer of our Company or any one of our subsidiaries. None of our executive officers have served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or People, Culture and Compensation Committee.

Nominating, Governance and Sustainability Committee The Nominating, Governance and Sustainability Committee consists of James D. White, who serves as the chair, Philippe Amouyal, and Lauri Shanahan.
Each of James D. White, Philippe Amouyal, and Lauri Shanahan qualify as independent directors under the corporate governance standards of the NYSE and SEC rules and regulations. Our Nominating, Governance and Sustainability Committee is primarily responsible, among its other duties and responsibilities, for the following:
•identifying individuals qualified to become directors, consistent with the criteria approved by our Board of Directors;
•selecting, or recommending that our Board of Directors select, the director nominees for the next annual meeting of stockholders or to fill vacancies or newly created directorships that may occur between such meetings;
•developing and recommending to our Board of Directors a set of corporate governance guidelines and assisting our Board of Directors in complying with them;
•overseeing the evaluation of our Board of Directors and management;
•recommending members of our Board of Directors to serve on committees of our Board of Directors and evaluating the functions and performance of such committees;
•overseeing emergency succession plans relating to the CEO, Additional ELT Members and other executive officer positions, and making recommendations to our Board of Directors with respect to the occupancy of the CEO position in the event of an unforeseen vacancy;
•overseeing sustainability and environmental, social, and governance strategies and initiatives; and
•otherwise taking a leadership role in shaping our corporate governance.

CAVA Group, Inc.	16	2026 Proxy Statement

Stockholder Engagement
CAVA views stockholder engagement as a critical component of its corporate governance framework – and vital to its success. Below is an overview of our stockholder engagement program.

Contacted	Engaged

We offered to meet with shareholders representing approximately 69% of shares outstanding	We met with shareholders representing approximately 56% of shares outstanding
The CAVA Teams that Engage Stockholders:
•Investor Relations
•Executive Leadership Team
•Board of Directors

In 2025, the Company hosted a shareholder outreach program for the first time following invitations to our largest stockholders. The Company intends to continue to host the program on an annual basis.
How We Engage with Stockholders:
•Inaugural stockholder outreach program
•Investor calls throughout the year
•Company-hosted investor meetings
•Investor-hosted investor meetings
•Investor conferences and presentations
Key Elements
Below are certain key elements of our engagement with stockholders in 2025:
•Review the issues that stockholders consider important in their investment decisions.
•Communicate with stockholders on a regular basis throughout the year as a means to keep stockholders informed.
•Seek and consider stockholders’ feedback useful on a broad spectrum of topics, including the performance of the Company, the development of specific business units and programs, the Company’s long-term strategy for growth, restaurant industry trends, and the Company’s philosophy toward a range of macroeconomic and societal developments.

CAVA Group, Inc.	17	2026 Proxy Statement

Engagement Calendar

First Quarter	è	Second Quarter	è	Third Quarter	è	Fourth Quarter

Q4 2024 Earnings Call		Q1 2025 Earnings Call		Q2 2025 Earnings Call		Q3 2025 Earnings Call

JPM Gaming, Lodging, Restaurant & Leisure Management Access Forum		Bernstein 40th Annual Strategic Decisions Conference		Piper Sandler Growth Frontiers Conference		Morgan Stanley Consumer Conference

Citi’s Global Consumer Conference		Baird Global Consumer, Tech and Services Conference				Raymond James Conference

Jefferies Boston Midcap Consumer Summit		William Blair Annual Growth Stock Conference				Keybanc Virtual Conference

Stifel Ski Summit		Jefferies Consumer Conference

TD Cowen Conference

CAVA Group, Inc.	18	2026 Proxy Statement

Security Ownership
Certain Beneficial Owners and Management
The following table contains information about the beneficial ownership of our common stock as of March 12, 2026, by:
•each individual or entity known by us to beneficially own more than 5% of our outstanding common stock;
•each named executive officer;
•each of our directors; and
•all of our directors and executive officers as a group.
Our calculation of the percentage of beneficial ownership is based on 116,409,683 shares of our outstanding common stock as of March 12, 2026.
Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding and beneficially owned by the person for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Unless otherwise indicated in the footnotes, the address of each of the individuals named below is: c/o CAVA Group, Inc., 14 Ridge Square NW, Suite 500, Washington, D.C. 20016. Unless otherwise indicated in the footnotes, the persons and entities named below have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned, subject to applicable community property laws.

Name of Beneficial Owner	Shares Beneficially Owned (Outstanding) (#)	Shares Beneficially Owned (Right to Acquire)(1) (#)	Total Shares Beneficially Owned (#)	Percentage of Common Stock Beneficially Owned (%)

Beneficial holders of more than 5% of outstanding common stock:
Artal Participations S.a r.l(2)	9,507,990	—	9,507,990	8.2
The Vanguard Group(3)	9,345,976	—	9,345,976	8.0
BlackRock, Inc.(4)	9,214,600	—	9,214,600	7.9
Capital Research Global Investors(5)	8,440,040	—	8,440,040	7.3
AllianceBernstein L.P.(6)	7,477,138	—	7,477,138	6.4
Named Executive Officers and Directors:
Brett Schulman(7)	1,329,765	780,994	2,110,759	1.8
Tricia Tolivar(8)	202,565	114,133	316,698	*

CAVA Group, Inc.	19	2026 Proxy Statement

Name of Beneficial Owner	Shares Beneficially Owned (Outstanding) (#)	Shares Beneficially Owned (Right to Acquire)(1) (#)	Total Shares Beneficially Owned (#)	Percentage of Common Stock Beneficially Owned (%)

Theodoros Xenohristos(9)	291,344	79,163	370,507	*
Kelly Costanza	78,130	43,025	121,155	*
Robert Bertram(10)	20,707	57,184	77,891	*
Ronald Shaich	4,535,206	—	4,535,206	3.9
Philippe Amouyal	16,307	—	16,307	*
David Bosserman(11)	117,270	—	117,270	*
Benjamin Felt	6,307	—	6,307	*
Lauri Shanahan	6,307	—	6,307	*
James D. White	3,807	7,407	11,214	*
Karen Kochevar	1,307	34,753	36,060	*
Jennifer Somers(12)	103,245	—	103,245	*
All executive officers and directors as a group (13 people)(7)-(13)	6,712,267	1,116,659	7,828,926	6.7
*Less than 1%
1.Consists of shares underlying stock options and RSUs that are vested or that will vest within 60 days of March 12, 2026.
2.Represents beneficial ownership held by Artal Participations S.a r.l (“Artal Participations”) according to a Schedule 13G/A filed on February 12, 2025 as of December 31, 2024, reporting sole voting and sole dispositive power over 9,507,990 shares. Artal International S.C.A., the sole stockholder of Artal Participations, controls Artal Participations and, accordingly, may be deemed to beneficially own the shares of common stock that Artal Participations owns. Artal International Management S.A., as the managing partner of Artal International S.C.A., controls Artal International S.C.A. and, accordingly, may be deemed to beneficially own the shares of common stock that Artal International S.C.A. may be deemed to beneficially own. Artal Group S.A., as the sole stockholder of Artal International Management S.A., controls Artal International Management S.A. and, accordingly, may be deemed to beneficially own the shares of common stock that Artal International Management S.A. may be deemed to beneficially own. Westend S.A., as the parent company of Artal Group S.A., controls Artal Group S.A. and, accordingly, may be deemed to beneficially own the shares of common stock that Artal Group S.A. may be deemed to beneficially own. Stichting Administratiekantoor Westend (the “Stichting”), as the majority stockholder of Westend S.A., controls Westend S.A. and, accordingly, may be deemed to beneficially own the shares of common stock that Westend S.A. may be deemed to beneficially own. Mr. Amaury Wittouck, as the sole member of the board of the Stichting, controls the Stichting and, accordingly, may be deemed to beneficially own the shares of common stock that the Stichting may be deemed to beneficially own. The address of Artal Participations, Artal International S.C.A., Artal International Management S.A., Artal Group S.A., Westend S.A. and Mr. Wittouck is 44, Rue De La Vallée, L-2661 Luxembourg, Luxembourg. The address of the Stichting is Claude Debussylaan, 46, 1082 MD Amsterdam, The Netherlands.
3.Represents beneficial ownership held by The Vanguard Group according to a Schedule 13G/A filed on October 30, 2025, as of September 30, 2025, reporting sole voting power over zero shares and sole dispositive power over 8,608,714 shares, as well as shared voting power over 611,404 shares and shared dispositive power over 737,262 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
4.Represents beneficial ownership held by BlackRock, Inc. according to a Schedule 13G/A filed on October 17, 2025, as of September 30, 2025, reporting sole voting power over 8,904,095 shares and sole dispositive power over 9,214,600 shares. The address of BlackRock, Inc. is 50 Hudson Yards New York, NY 10001.

CAVA Group, Inc.	20	2026 Proxy Statement

5.Represents beneficial ownership held by Capital Research Global Investors according to a Schedule 13G/A filed on February 12, 2026, as of December 31, 2025, reporting sole voting power over 8,433,923 shares and sole dispositive power over 8,440,040 shares. The address of Capital Research Global Investors is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.
6.Represents beneficial ownership held by AllianceBernstein L.P. according to a Schedule 13G filed on February 17, 2026, as of December 31, 2025, reporting sole voting power over 7,222,416 shares and sole dispositive power over 7,395,332 shares, as well as shared voting power over zero shares and shared dispositive power over 81,806 shares. The address of AllianceBernstein L.P. is 501 Commerce Street, Nashville, TN 37203.
7.Includes 682,710 shares held by an affiliated LLC, 57,495 held by Mr. Schulman’s spouse, and 150 shares held by Mr. Schulman’s daughter.
8.Includes 2,500 shares held by Ms. Tolivar’s spouse.
9.Includes 16,000 shares held by a trust for which Mr. Xenohristos serves as a trustee.
10. Includes 1,500 shares held by Mr. Bertram’s spouse and 195 shares held by Mr. Bertram’s daughter.
11.Does not include 25,000 shares of common stock held by the David N. Bosserman Irrevocable Trust, over which Mr. Bosserman does not have voting or dispositive power and in respect of which Mr. Bosserman disclaims beneficial ownership.
12.Includes 300 shares held by Ms. Somers’s spouse.
13.Includes current directors and executive officers.

CAVA Group, Inc.	21	2026 Proxy Statement

Director Compensation
Our Board of Directors has adopted a Non-Employee Director Compensation Policy, pursuant to which each non-employee director was eligible to receive compensation for his or her service in 2025 as follows:
•an annual retainer of $75,000 for service on our Board of Directors;
•additional annual retainers in respect of service as our Chair ($85,000), Audit Committee chair ($25,000), People, Culture and Compensation Committee chair ($20,000), Nominating, Governance and Sustainability Committee chair ($15,000), Audit Committee member ($10,000), People, Culture and Compensation Committee member ($7,500) and Nominating, Governance and Sustainability Committee member ($5,000); and
•an annual grant of RSUs with a value of $150,000, based on the average closing price per share of the Company’s common stock over the 30 trading days preceding the grant date.
RSUs granted under the Non-Employee Director Compensation Policy cliff vest on the first anniversary of the date of grant or, if earlier, the business day immediately preceding the date of the next Annual Meeting following the date of grant. The RSUs will vest in full to the extent outstanding and unvested upon a change in control.
Messrs. Schulman and Xenohristos did not receive compensation for their services as directors during fiscal 2025.
Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during fiscal 2025. See the section titled “Executive Compensation” for more information on the compensation paid to or earned by Messrs. Schulman and Xenohristos for their services as our President and CEO and Chief Concept Officer, respectively, during fiscal 2025.

Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Compensation ($)	All Other Compensation ($)	Total ($)

Ronald Shaich	160,000	131,854	—	—	—	291,854
Philippe Amouyal	80,000	131,854	—	—	—	211,854
David Bosserman	100,000	131,854	—	—	—	231,854
Benjamin Felt	82,500	131,854	—	—	—	214,354
James D. White	100,000	131,854	—	—	—	231,854
Lauri Shanahan	100,000	131,854	—	—	—	231,854
Karen Kochevar	92,500	131,854	—	—	—	224,354
1.Reflects cash compensation earned by each director in fiscal 2025 for service on the Board of Directors, one or more committees of the Board of Directors, and/or as chair of the Board of Directors or a committee of the Board of Directors, as applicable.

CAVA Group, Inc.	22	2026 Proxy Statement

2.Represents the aggregate grant-date fair value of 1,767 time-vesting RSUs, which were granted as the equity component of each non-employee director's annual retainer, on June 20, 2025. The fair value of RSUs is based on the closing price per share of the Company’s common stock on the grant date determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Codification Topic 718 (“Topic 718”). The award of RSUs represents the right to receive shares of common stock upon the vesting date of the award. The RSUs are scheduled to vest on June 18, 2026, subject to each non-employee director's continued service to the Board of Directors. The grant-date fair values reflected in the table do not take into account estimated forfeitures related to service-vesting conditions and are calculated differently from the value of the RSUs as set forth in the Non-Employee Director Compensation Policy, which uses a 30-day average closing share price.
As of December 28, 2025, Ms. Kochevar and Mr. White held options to purchase 36,628 and 7,407 shares, respectively, of which 31,003 and 5,553, respectively, were vested as of that date. As of December 28, 2025, the aggregate number of unvested RSUs for each non-employee director was as follows: Mr. Shaich: 1,767 RSUs; Mr. Amouyal: 1,767 RSUs; Mr. Bosserman: 1,767 RSUs; Mr. Felt: 1,767 RSUs; Ms. Kochevar: 1,767 RSUs; Ms. Shanahan: 1,767 RSUs; and Mr. White: 1,767 RSUs.

CAVA Group, Inc.	23	2026 Proxy Statement

Executive Officers
Set forth below are biographical summaries of our executive officers as of April 23, 2026. See “Proposal 1—Election of Directors” above for information about Mr. Schulman, who serves as our President and CEO and Mr. Xenohristos, who serves as our Chief Concept Officer.

Name	Age	Position(s)

Brett Schulman	54	Chief Executive Officer and President
Tricia Tolivar	57	Chief Financial Officer
Doug Thompson	62	Chief Operations Officer
Theodoros Xenohristos	47	Chief Concept Officer
Kelly Costanza	51	Chief People Officer

Tricia Tolivar has served as our Chief Financial Officer since November 2020. Ms. Tolivar was the Chief Financial Officer for GNC Holdings, Inc. (“GNC”) from March 2015 to November 2020. On June 23, 2020, GNC filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. Ms. Tolivar served in leadership positions with Ernst & Young from October 2007 to February 2015. Ms. Tolivar was the Chief Financial Officer of the Greater Memphis Arts Council from January 2006 to December 2008 and she held a series of executive leadership positions with AutoZone from 1996 to 2005. Ms. Tolivar received her B.B.A. in Accounting from Emory University’s Goizueta Business School.

Tricia Tolivar

Doug Thompson has served as our Chief Operations Officer since March 2026. Prior to joining CAVA, Mr. Thompson served as Chief Executive Officer of Tumble 22 Texas Chicken Joint, a Texas-based restaurant company from 2021 to 2026. From August 2018 until December 2021, Mr. Thompson served as the Chief Operating Officer for Texas Roadhouse, where he also served as Vice President of Operations from January 2015 until August 2018 and in additional operational positions since August 2002. Prior to that, Mr. Thompson served in various operational roles at Carrabba’s Italian Grill and Outback Steakhouse. Mr. Thompson studied business at a junior college and community college.

Doug Thompson

CAVA Group, Inc.	24	2026 Proxy Statement

Kelly Costanza has served as our Chief People Officer since May 2020. Prior to joining CAVA, Ms. Costanza spent five years as Senior Vice President, Human Resources at Ollie’s Bargain Outlet Holdings. She was Vice President, Talent Management at rue21 from 2011 to 2015, and served as Vice President Talent Management at Education Management Corporation from 2007 to 2010. In addition, she served as American Eagle Outfitters’ Vice President, Human Resources from 2004 to 2006. Ms. Costanza received her B.A. in Business and Communications from the University of Pittsburgh.

Kelly Costanza

CAVA Group, Inc.	25	2026 Proxy Statement

Compensation Discussion and Analysis
This compensation discussion and analysis section is intended to provide information about our 2025 executive compensation objectives and programs for our named executive officers listed in the table below (“NEOs”), as well as to provide context for the information included in the tables that follow this discussion. For 2025, our NEOs were:

Executive	Position

Brett Schulman	President and Chief Executive Officer
Tricia Tolivar	Chief Financial Officer
Theodoros Xenohristos	Chief Concept Officer
Kelly Costanza	Chief People Officer
Robert Bertram(1)	Former Chief Legal Officer and Secretary
Jennifer Somers(2)	Former Chief Operations Officer
1.Mr. Bertram served as Chief Legal Officer and Secretary as of December 28, 2025. His employment as CAVA’s Chief Legal Officer and Secretary ended effective April 17, 2026.
2.Ms. Somers’ employment as CAVA’s Chief Operations Officer ended effective September 23, 2025.
The People, Culture and Compensation Committee of our Board of Directors (the “People, Culture and Compensation Committee”) determines, or recommends to our Board of Directors for approval, the compensation of all of our executive officers, including our NEOs.
2025 Financial Highlights
2025 marked a milestone year for CAVA as we continued to deliver on our mission of bringing heart, health, and humanity to food. For the first time, all revenue attributable to CAVA restaurants in the specified period, excluding restaurants operating under license agreements (“CAVA Revenue”) surpassed $1 billion for the full year. In addition, period-over-period sales for CAVA restaurants that have been open for 365 days or longer (“Same Restaurant Sales”) grew 4.0%, we opened 72 net new CAVA Restaurants net of any permanent CAVA restaurant closures, and generated average unit volume (“AUV”) of $2.9 million.

$1.2 billion	4.0%	$2.9 million
CAVA Revenue, a 22.5% increase over prior year	Same Restaurant Sales, including 1.6% guest traffic growth	AUV

24%	$63.7 million	$152.8 million
CAVA Restaurant Level Profit Margin	Net Income compared to $130.3 million in the prior year. Adjusted Net Income(1) was $63.7 million compared to $50.2 million in the prior year, an increase of 26.9%.	Adjusted EBITDA, a 21.0% increase over prior year

1.Net income in fiscal 2024 included a one-time $80.1 million net benefit from the release of the valuation allowance against deferred tax assets. See Appendix A of this Proxy Statement for a reconciliation of net income to adjusted net income and net income to adjusted EBITDA.

CAVA Group, Inc.	26	2026 Proxy Statement

Overview of the Company’s Compensation Programs
Our fiscal 2025 executive compensation program and current practices and policies that guide our executive compensation program are intended to attract, motivate, and retain key talent and align executive pay with the interests of our stockholders. During fiscal 2025, the following key compensation decisions were made for our NEOs:
•Base Salary: all NEOs received (merit or market-based) increases to better align with market competitive pay levels and recognize individual and Company performance.
•Short-Term Incentive Plan: Based on our 2025 Adjusted EBITDA and revenue results (as further described below), as well as each NEO’s individual performance achievements, the People, Culture and Compensation Committee approved short-term incentive plan payouts to our NEOs ranging from 79% to 91% of target.
•Equity Compensation: In February 2025, the People, Culture and Compensation Committee approved the first annual equity grants to our NEOs since our June 2023 initial public offering (“IPO”), consisting of an equal mix (by grant date fair value) of time-vesting RSUs and non-qualified stock options granted under the Amended and Restated 2023 Equity Incentive Plan (the “2023 Plan”). Both award types vest in four equal installments commencing on January 24, 2026, subject to continued employment through such date.
As discussed below in “Elements of Compensation,” beginning in 2026, the Company introduced performance-based restricted stock units to our long-term incentive compensation program.
Principal Objectives of the Company’s Executive Compensation Program
The principal objective of our executive compensation program is to attract, motivate, and retain key talent in order to further the achievement of our business goals and thereby create alignment between executive pay and the interests of our stockholders. To help meet this objective, our executive compensation program includes the following key elements:
•Providing an executive compensation program that is market competitive and that recognizes individual roles and responsibilities;
•Maintaining an annual incentive program that emphasizes the achievement of objective financial goals and individual accomplishments;
•Placing a significant portion of the compensation of our NEOs at risk and directly tied to the achievement of the company’s financial performance and/or stock price appreciation;
•Encouraging meaningful ownership of Company stock through SO Guidelines (as defined below);
•Prohibiting the hedging or pledging of Company stock; and
•Having the compensation of our NEOs be subject to a clawback policy that meets the requirements of the NYSE listing rules.
Decision-Making Responsibility
Role of the People, Culture and Compensation Committee. The People, Culture and Compensation Committee has the general responsibility for reviewing and approving the corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by our Board of Directors), determining and approving our CEO’s compensation based on such evaluation. The People, Culture and Compensation Committee is also responsible for reviewing and approving, or making recommendations to our Board of Directors with respect to, the compensation of our other executive officers, including our NEOs (other than the CEO), including any relevant corporate goals and objectives, annual performance objectives, annual salary, bonus, equity-based incentives, and other benefits. The People, Culture and Compensation Committee may form subcommittees of one or more members and delegate its power and authority to such subcommittees as appropriate. In addition, the People, Culture and Compensation Committee may delegate authority to one or more officers to make grants and awards of cash or other equity securities to employees other than directors, executive officers and Additional ELT Members. The People, Culture and Compensation Committee also serves as the administrator of our 2023 Plan.

CAVA Group, Inc.	27	2026 Proxy Statement

Role of Executives. Our NEOs have a limited role in the executive compensation process. Our CEO provides the People, Culture and Compensation Committee with evaluations of his direct reports, including our other NEOs, and makes compensation recommendations for these individuals. While the People, Culture and Compensation Committee considers the feedback provided by our CEO, it remains solely responsible for approving, or recommending to our Board of Directors for approval, the compensation of all of our executive officers.
Compensation Setting Process
The People, Culture and Compensation Committee follows a thoughtful and deliberate approach in discharging its responsibilities with respect to our executive compensation program and making compensation decisions throughout the year. In fulfilling this role, the People, Culture and Compensation Committee reviews with its independent compensation consultant the elements and levels of the compensation paid or granted to our NEOs as well as the results of the most recent “say-on-pay” vote of our stockholders. At our 2025 annual meeting of stockholders, stockholders approved, on an advisory basis, the compensation of our named executive officers, with 91% of the votes present and entitled to vote cast in favor of our “say-on-pay” proposal. During evaluation of our fiscal 2025 compensation, we considered the strong support from our stockholders of our existing compensation policies and will consider future advisory “say-on-pay” votes of our stockholders in setting future compensation. While the People, Culture and Compensation Committee does not strictly benchmark any element of compensation described below to any specified compensation levels within the Company’s peer group, it generally seeks to set overall compensation at the median level of such compensation at companies within our peer group and also as reflected in general industry surveys representing companies with similar revenue and/or market capitalization.
Role of Compensation Consultant
Under its charter, the People, Culture and Compensation Committee has the sole discretion to retain and seek the advice of a compensation consultant in order to assist the People, Culture and Compensation Committee with fulfilling its compensation-related responsibilities. In 2024 and 2025, the People, Culture and Compensation Committee retained Pearl Meyer as its independent compensation consultant. During 2024, as context for 2025 pay decisions, Pearl Meyer provided the People, Culture and Compensation Committee with the following services:
•Provided peer and market data on total compensation and the elements of our compensation program (including base salary, annual bonus, long-term incentives, and perquisites);
•Conducted peer group analysis and competitive positioning of executive compensation; and
•Assisted in the company’s overall assessment of compensation-related risks relating to our employee compensation program.
During 2025, Pearl Meyer performed a compensation risk assessment and advised on revisions to the Company’s long-term incentive program. Also, during 2025, the People, Culture and Compensation Committee reviewed its existing relationship with Pearl Meyer, in light of applicable SEC and NYSE requirements, and determined that Pearl Meyer’s work for the People, Culture and Compensation Committee did not raise any conflicts of interest and that Pearl Meyer was an independent advisor to the People, Culture and Compensation Committee.
Compensation Peer Group
For 2025, we compared the overall compensation structure and levels, including base salary, annual bonus, long-term incentives and perquisites of our then-current named executive officers against the following peer group of 12 publicly-traded companies, which reflect a mix of restaurant and other high growth consumer-focused and retail companies:

CAVA Group, Inc.	28	2026 Proxy Statement

2025 Peer Group

Dutch Bros Inc.	Planet Fitness, Inc.
e.l.f. Beauty, Inc.	Shake Shack Inc.
First Watch Restaurant Group, Inc.	Sweetgreen, Inc.
Five Below, Inc.	Texas Roadhouse, Inc.
Freshpet, Inc.	Wingstop Inc.
Maplebear Inc.	YETI Holdings, Inc.
In evaluating companies for inclusion in the peer group, and in discussion with Pearl Meyer, the People, Culture and Compensation Committee considered numerous factors, including similarity of sector, total revenues, market capitalization, market capitalization to revenue ratio, similar revenue growth profile, restaurant factors, including number of owned and franchised restaurants and new restaurant openings, consumer demographics, competition for talent, and such other factors that it deemed appropriate.
In consultation with Pearl Meyer, the People, Culture and Compensation Committee considered peer and market data on total compensation provided to the People, Culture and Compensation Committee in 2024 in order to assess the level of base salary, annual bonus and long-term incentives to be paid and approved changes to the compensation levels to our named executive officers in 2025 based on such data.
Elements of Compensation
The following table sets forth the elements of compensation for our NEOs during 2025. As discussed below, beginning in 2026, the Company introduced performance-based restricted stock units to our long-term incentive compensation program.

Component	Form of Payout	Objective

Base Salary	Cash	Provide stable element of compensation that helps attract and retain key executives
Annual Incentive Awards	Cash	Incentivize achievement of short-term business objectives and reward individual contributions
Equity Incentive Compensation	Equity awards in the form of stock options and RSUs	Strengthen alignment between executive pay and stockholder interests by tying compensation realized to stock price appreciation, and reinforce retention

CAVA Group, Inc.	29	2026 Proxy Statement

Annual Base Salary
We provide each of our NEOs with a base salary for the services that the NEO performs for us. Base salary serves as the primary form of fixed compensation for our NEOs and helps attract and retain our executive talent. For 2025, after an extensive review of market data and peer group benchmarking provided by our independent Compensation Consultant, the People, Culture and Compensation Committee approved salary increases for the NEOs to better align with market competitive pay levels and recognize strong individual and Company performance. The 2025 base salaries for our NEOs were as follows:

	Base Salaries(1)
Executive Officer	2025 ($)	2024 ($)	% Change

Brett Schulman	900,000	650,000	38.5%
Tricia Tolivar	560,000	541,000	3.5%
Theodoros Xenohristos	460,000	400,000	15.0%
Kelly Costanza	460,000	400,000	15.0%
Robert Bertram	410,000	385,000	6.5%
Jennifer Somers	535,000	510,000	4.9%
1. 2025 salaries went into effect on February 26, 2025 and therefore will not match the full year salaries reflected in the Summary Compensation Table.
Annual Incentive Awards
The CAVA Short-Term Incentive Plan for 2025 (the “CAVA Short-Term Incentive Plan”) was designed to incentivize the achievement of the Company’s short-term business objectives and reward the individual contributions of participants towards meeting these objectives. Company financial performance impacts 75% of the CAVA Short-Term Incentive Plan payout while an individual’s performance impacts 25% of the payout. For 2025, the People, Culture and Compensation Committee determined that Company performance should be measured by Adjusted EBITDA (67%) and Revenue (33%). “Adjusted EBITDA” is defined as net income adjusted to exclude interest income, net, provision for (benefit from) income taxes, and depreciation and amortization, further adjusted to exclude equity-based compensation, other income, net, impairment and asset disposal costs, restructuring and other costs, and executive transition costs. Revenue includes sales of food and beverage in our CAVA restaurants and consumer packaged goods sales. Please see the Company’s 2025 Annual Report for additional information and see Appendix A of this Proxy Statement for a reconciliation of net income to Adjusted EBITDA.
The People, Culture and Compensation Committee chose Adjusted EBITDA because it reflects an important short-term goal of improving our operating profitability and is a metric that our management and our stockholders use to supplement GAAP measures of performance to evaluate the Company’s performance. The People, Culture and Compensation Committee chose Revenue because it aligns with business goals to expand market share and attract new customers and placed a lesser emphasis on it than Adjusted EBITDA because Adjusted EBITDA measures sustainable profitability, not just growth. The Adjusted EBITDA and Revenue goals under the CAVA Short-Term Incentive Plan were established at the beginning of the fiscal year and approved by the People, Culture and Compensation Committee.
Individual performance of the CEO and the other NEOs is assessed based on how their individual performance supports the achievement of the Company’s strategic objectives that are tied to the NEO’s area of responsibility. This allows annual incentive awards to be differentiated on the basis of individual performance and aligns compensation with the achievement of key initiatives.

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The individual performance of the CEO is evaluated by the People, Culture and Compensation Committee. The CEO evaluates the performance of each other NEO and recommends performance ratings which are approved by the People, Culture and Compensation Committee.
The following table sets forth the target achievement levels and the actual fiscal 2025 results with respect to each of the financial metrics included in the CAVA Short-Term Incentive Plan. For the attainment of Adjusted EBITDA and Revenue within the range of each percentage referenced below, the Company interpolates the actual amounts payable. The Company’s Adjusted EBITDA and Revenue targets for fiscal 2025 under the CAVA Short-Term Incentive Plan were $156.8 million and $1,182.1 million, respectively, which represented a 24.2% increase and 22.7% increase, respectively, over the Company’s fiscal 2024 results.

Metric	Weighting (%)	Threshold 25% payout ($)	Target 100% payout ($)	Maximum 200% payout ($)	Actual Results ($)	Payout (% of Target)

Adjusted EBITDA	67%	133,300,000	156,800,000	189,700,000	152,760,000	83.4%
Revenue	33%	1,063,900,000	1,182,100,000	1,359,400,000	1,179,664,000	97.9%
Total - Company Performance						88.2%
During fiscal 2025, the Company achieved 97.4% of the Adjusted EBITDA target and 99.8% of the Revenue target, resulting in a payout of those portions of the annual bonus at 83.4% and 97.9% of target, respectively.
The People, Culture and Compensation Committee evaluated the individual performance of the CEO and the other NEOs, including with respect to how their performance during the year supported the Company’s strategic objectives of:
•Expanding Our Mediterranean Way in Communities Across the Country;
•Developing Personal Relationships with Guests, Even as We Scale;
•Running Great Restaurants, Every Location, Every Shift; and
•Operating as a High-Performing Team.
The People, Culture and Compensation Committee considered each NEO’s contributions to the following accomplishments in 2025:
•22.5% CAVA Revenue growth, surpassing $1 billion for the first time in CAVA history;
•4.0% Same Restaurant Sales growth including 1.6% guest traffic growth;
•21% Adjusted EBITDA growth;
•24.4% CAVA Restaurant-level Profit Margin;
•72 Net New CAVA Restaurant Openings, representing 19.6% year-over-year growth in restaurant count;
•Expansion of geographic footprint in new U.S. markets including South Florida, Detroit, Indianapolis, and Pittsburgh;
•Successful culinary innovation, new culinary launches, and brand partnerships to fuel growth;
•Continued investment in digital strategy and evolution of loyalty program;
•Continued training and quality standards to consistently deliver to our customers; and
•Continued focus on creating a culture of growth, discipline, and employee engagement
Individual Performance Ratings can range from 0-200% of target. After reviewing individual contributions to the accomplishments described above, the People, Culture and Compensation Committee approved Individual Performance Ratings of 100% of target for each of Ms. Tolivar, Mr. Xenohristos, Ms. Costanza, and Mr. Schulman, and 50% of target for each of Mr. Bertram and Ms. Somers.

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The table below shows the 2025 target annual bonus based on each NEO’s applicable base salary for full year 2025 and the actual CAVA Short-Term Incentive Plan bonus earned based on our financial results and the individual performance of our NEOs, as determined by our People, Culture and Compensation Committee.

Executive	Target (% of Base Salary)	Target ($)	Actual ($)

Brett Schulman	125%	1,076,923	982,106
Tricia Tolivar	75%	417,808	381,023
Theodoros Xenohristos	65%	293,000	267,204
Kelly Costanza	65%	293,000	267,204
Robert Bertram	60%	177,461	139,655
Jennifer Somers	75%	293,423	230,911
Equity Incentive Compensation
The People, Culture and Compensation Committee believes that participation by our NEOs in our equity incentive program strengthens the alignment between the interests of our executive officers and those of our stockholders. Granting equity incentives with extended vesting periods also serves to encourage retention. The Company maintains the 2023 Plan, a stockholder-approved long-term incentive compensation plan. Generally, we grant equity awards to our named executive officers during the annual review cycle to further align the interests of our executives with those of our stockholders consistent with the terms of their employment agreement, offer letter, or based on market data and peer group benchmarking, as applicable.
During 2025, the People, Culture and Compensation Committee approved the first annual equity grants to our NEOs since our June 2023 IPO. No equity awards were granted to our NEOs in 2024 because each executive received an equity grant in connection with our IPO that was intended to address equity award opportunities for fiscal 2024.
On February 28, 2025, the People, Culture and Compensation Committee granted to each NEO a combination of time-vesting RSUs and non-qualified stock options under the 2023 Plan, with the grant date fair value split equally between the two award types. The People, Culture and Compensation Committee selected this mix to balance the retention value of RSUs, which provide value tied directly to the stock price, with the performance alignment of stock options, which deliver value to the holder only if the Company's stock price appreciates above the exercise price of $95.03 per share, the closing price of the Company's common stock on the NYSE on the grant date. These awards vest in four equal annual installments commencing January 24, 2026, generally subject to continued employment through each applicable vesting date. In addition to aligning the interests of our NEOs with those of our stockholders, the vesting periods applicable to the awards were intended to promote retention and leadership stability among the NEOs.
2026 Equity Incentive Compensation
In 2026, the Company introduced for the first time performance-based restricted stock units (“PSUs”) to our long-term incentive compensation program as a means to directly tie executive performance to value creation, capital efficiency, and sustainable growth, in close alignment with investor expectations as well as EPS growth. Starting in 2026, the equity to be granted to executives on an annual basis is expected to consist 50% of PSUs that vest following a three-year performance period and 50% of RSUs that vest in three equal annual installments, in accordance with the 2023 Plan and respective award agreements. For the 2026 PSU grants, the Company will utilize two metrics, Adjusted ROIC and Adjusted Diluted EPS, each accounting for 50% of the target PSUs that may be awarded, to ensure that executives are held accountable respectively for operational excellence and stockholder-focused results. Payouts will be determined on a straight-line interpolation basis for achievement between the threshold and target and between the

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target and the maximum, with a maximum total payout of 200%. The People, Culture and Compensation Committee determines performance targets in the year the PSUs are granted, intending to rigorously connect performance to the Company’s approved long-term plan and market expectations.
Employment Agreements and Executive Severance Plan
In connection with our IPO, our Board of Directors approved an employment agreement with Mr. Schulman (the “CEO Agreement”), which was effective on June 20, 2023 and governs the terms and conditions of his employment with us. Under this agreement, Mr. Schulman is entitled to receive a base salary of at least $650,000, an annual target incentive bonus equal to 100% of his base salary and annual long-term incentive grants under our 2023 Plan, with each award having a grant date value (based on the closing stock price on the day of grant) of $2,925,000 and denoted in a type or type(s) of award as determined by the People, Culture and Compensation Committee. The CEO Agreement also provides Mr. Schulman with certain severance protections.
Mr. Xenohristos has entered into an employment agreement with the Company that governs the terms and conditions of his employment. His employment agreement provides that he will receive a base salary of at least $400,000 and an annual target incentive bonus equal to 50% of his base salary, that he is entitled to participate in the 2023 Plan in accordance with the Company’s practices for other senior executives and provides him with certain severance protections.
Mses. Costanza, Somers and Tolivar were subject to employment agreements that expired pursuant to their terms during 2025, 2024 and 2023, respectively.
In the event of certain qualifying terminations of employment, each of our NEOs is afforded severance protection under our executive severance plan. These severance protections, as well as the severance protection that Messrs. Schulman and Xenohristos are entitled to under their respective employment agreements, are described in more detail below under “Potential Payments Upon Termination or Change in Control.”
Other Benefits and Perquisites
We provide our NEOs with limited perquisites, which generally consist of an executive discount for the cost of medical, dental, and vision coverage; executive physicals; and a cybersecurity/identification protection program benefit. The amounts attributable to these perquisites are included in the Summary Compensation Table below as “All Other Compensation” and detailed in footnote 4 to that table.
In addition, our NEOs participate in our tax-qualified 401(k) plan, a broad-based, defined contribution retirement plan in which all of our employees who meet certain age and service requirements are eligible to participate. We make a matching contribution equal to 25% of each employee’s deferrals under the plan, up to 3% of an employee’s eligible compensation. The annual value of the contributions to our retirement plan for 2025 for each NEO is reflected in the “All Other Compensation” column of the Summary Compensation Table below. We do not maintain a defined benefit pension plan or supplemental executive retirement plan.

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Director and Executive Stock Ownership Guidelines
We have Director and Executive Stock Ownership Guidelines (the “SO Guidelines”), which provide the recommended guidelines for stock ownership for the Company’s directors and executives (each, a “Covered Person”), as follows:

Covered Person	Guideline Level

Chief Executive Officer	Five (5) times annual base salary
Other Executives	One (1) times annual base salary
Non-Employee Directors	Five (5) times annual cash retainer
For purposes of meeting the SO Guidelines, the SO Guidelines define stock ownership to include:
•shares owned directly by a Covered Person (including through open market purchase or acquired and held upon vesting of Company restricted stock, RSUs, or PSUs and shares held and received upon exercise of stock option awards);
•shares owned jointly with or separately by the Covered Person’s spouse;
•shares held in trust for the benefit of the Covered Person or one or more family members of the Covered Person;
•vested and unvested time-vesting RSU and restricted stock awards or their equivalent under any broad-based equity compensation plan or program implemented by the Company;
•PSU awards and performance-based restricted stock awards or their equivalent under any broad-based equity compensation plan or program implemented by the Company, solely to the extent that the underlying performance metric(s) have been achieved;
•non-employee director deferred shares or share unit awards or their equivalent under any equity compensation plan or program implemented by the Company;
•shares or share equivalents held in qualified or nonqualified savings, profit-sharing, or deferred compensation accounts; and
•shares owned by a partnership, limited liability company or other entity to the extent of the Covered Person’s interest therein (or the interest therein of his or her Family Members) but only if such Covered Person has or shares power to vote or dispose of the shares.
Executives, including NEOs, and non-employee directors covered by the SO Guidelines are encouraged to hold not less than fifty percent (50%) of Company equity acquired, net of taxes, through the vesting of any Company equity award until the guideline levels provided in the SO Guidelines are met. In addition to the multiple of salary or multiple of cash retainer guideline described above, other guidelines, including the length of time executives have to attain the multiple guideline, are defined in the SO Guidelines.
The People, Culture and Compensation Committee assesses progress toward meeting stock ownership expectations on an annual basis, measured on the last day of each calendar year. Management discusses with the People, Culture and Compensation Committee each NEO’s and non-employee director’s progress toward meeting his or her stock ownership expectations. As of December 28, 2025, each NEO and director had either met the guidelines provided in the SO Guidelines or was deemed by the People, Culture and Compensation Committee to be on a satisfactory path to meet the guidelines provided in the SO Guidelines.
Securities Trading Policy
We have adopted a Securities Trading Policy that governs the purchase, sale, and other transactions in our securities by our directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable NYSE listing standards. Our Securities Trading Policy also requires that the Company and its subsidiaries must, at all times, comply with the applicable securities laws when transacting in its own securities.

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Our Securities Trading Policy prohibits our directors, officers, and employees (including family members of the same and entities controlled by any such persons) from engaging in any transactions, including variable forward contracts, equity swaps, collars, and exchange funds, that are designed to hedge or offset any decrease in the market value of the Company’s equity securities. Our Securities Trading Policy also prohibits any of the foregoing persons, whether or not in possession of material non-public information, from purchasing the Company’s securities on margin, borrowing against any account in which the Company’s securities are held, or pledging the Company’s securities as collateral for a loan, without first obtaining pre-clearance from the Chief Legal Officer. The Chief Legal Officer is under no obligation to approve any request for pre-clearance and may determine not to permit the arrangement for any reason. Approvals will be based on the particular facts and circumstances of the request, including, but not limited to, the percentage amount that the securities being pledged represent of the total number of our securities held by the person making the request and the financial capacity of the person making the request.
Policies on Clawback and Recovery of Compensation
The Company maintains an Incentive Compensation Clawback Policy that meets the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, SEC rules, and applicable listing standards. Our clawback policy provides for the recovery of erroneously-awarded incentive compensation received by a current or former executive officer in the event we are required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under applicable securities laws. The policy applies to erroneously-awarded incentive compensation whether or not the executive officer is individually “at fault.” Each of our executive officers has expressly agreed to the terms of our Incentive Compensation Clawback Policy.
Compensation Risk Management
Our People, Culture, and Compensation Committee has reviewed our compensation policies and practices and does not believe that these policies and practices create risks that are reasonably likely to have a material adverse effect on us.
Equity Grant Practices
The People, Culture and Compensation Committee does not schedule equity award grant dates in anticipation of the release of material non-public information, and the Company does not have any plans, programs, or practices of timing the release of material non-public information in order to affect the value of executive compensation. The exercise price of stock options is set at the closing price of the Company’s common stock on the NYSE on the date of the grant.
Tax Treatment
The People, Culture and Compensation Committee believes that stockholders’ interests are best served if the People, Culture and Compensation Committee retains the discretion to approve compensation arrangements that support our corporate objectives, even if an arrangement does not qualify for full or partial tax deductibility under the U.S. tax rules.

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Compensation Committee Report
We have reviewed and discussed the Compensation Discussion and Analysis with management. Based on these reviews and discussions, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
PEOPLE, CULTURE AND COMPENSATION COMMITTEE
Lauri Shanahan (Chair)
Benjamin Felt
Karen Kochevar

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Compensation Tables
Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the fiscal years presented.

Executive Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)

Brett Schulman President and Chief Executive Officer	2025	861,538	—	999,906	1,000,040	982,106	15,888	3,859,478
	2024	650,000	—	—	—	1,259,700	14,518	1,924,218
	2023	647,362	—	7,544,150	7,544,150	1,300,000	25,267	17,060,929

Tricia Tolivar Chief Financial Officer	2025	557,077	—	674,998	675,017	381,023	16,382	2,304,497
	2024	541,000	—	—	—	490,416	14,902	1,046,318
	2023	551,309	—	1,147,700	1,147,700	551,309	24,933	3,422,951

Theodoros Xenohristos Chief Concept Officer	2025	450,769	—	399,981	399,986	267,204	13,416	1,531,356
	2024	400,000	—	—	—	362,600	9,416	772,016
	2023	345,152	—	1,791,000	629,450	375,000	7,248	3,147,850

Kelly Costanza Chief People Officer	2025	450,769	—	399,981	399,986	267,204	18,543	1,536,483
	2024	400,000	—	—	—	362,600	24,686	787,286
	2023	404,708	—	660,923	660,923	400,000	22,244	2,148,798

Robert Bertram Former Chief Legal Officer and Secretary	2025	295,769	—	324,908	324,973	139,655	17,172	1,102,477

Jennifer Somers Former Chief Operations Officer	2025	391,231	—	599,924	600,004	—	787,727	2,378,886
	2024	510,000	—	—	—	494,190	22,079	1,026,269
	2023	519,808	—	690,000	690,000	478,125	29,805	2,407,738

1.The amounts reported represent the NEO’s base salary earned during the fiscal year covered. Fiscal 2023 contained a 53rd week.
2.Represents the aggregate grant date fair value, calculated in accordance with Topic 718. See Note 11 to consolidated financial statements for the year ended December 28, 2025, which are included in our 2025 Annual Report for descriptions of the methodologies and assumptions used to value equity awards under Topic 718. No equity awards were granted to our NEOs in 2024 because each executive received an equity grant in connection with our IPO that was intended to address equity award opportunities for 2024. Please see the “Equity Incentive Compensation” section of the “Compensation Discussion & Analysis.”
3.Amounts included in this column reflect each NEO’s annual cash incentive awards earned under the CAVA Short-Term Incentive Plan. Please see the “Annual Incentive Awards” section of the “Compensation Discussion & Analysis.”

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4. For fiscal 2025, the amounts reported in “All Other Compensation” include the following:

Executive	Company 401(k) Match(a) ($)	Life Insurance Premiums(b) ($)	Value of Benefits Discount(c) ($)	Executive Physical(d) ($)	Executive Cybersecurity(e) ($)	Auto Allowance(f) ($)	Severance(g)	Total ($)

Brett Schulman	1,038	4,650	—	4,200	6,000	—	—	15,888
Tricia Tolivar	—	5,726	456	4,200	6,000	—	—	16,382
Theodoros Xenohristos	—	3,216	—	4,200	6,000	—	—	13,416
Kelly Costanza	2,625	3,866	1,852	4,200	6,000	—	—	18,543
Robert Bertram	875	6,097	—	4,200	6,000	—	—	17,172
Jennifer Somers	890	2,041	608	4,200	6,000	8,077	765,911	787,727
a.Consists of matching contributions made by the Company to the Company’s 401(k) Plan for the benefit of the executive.
b.Represents life insurance premiums paid by the Company on the executive’s behalf under the Company’s executive life insurance plan.
c.Represents an executive discount provided for cost of medical, dental, and vision coverage. This discount is no longer offered as of 2/24/2025.
d.Represents the cost to the Company of an executive physical benefit program to support early identification of preventable health risks.
e.Represents the cost to the Company of an executive cybersecurity/identification protection program.
f.Represents an annual car allowance paid to Ms. Somers.
g.See “Potential Payments upon Termination or Change in Control” for information on what Ms. Somers received in connection with the termination of her employment.
Grants of Plan-Based Awards Table
The following table reports potential payouts for the cash incentive awards granted under the CAVA Short-Term Incentive Plan and equity awards granted under the 2023 Plan in 2025.

				Estimated Future Payouts under Non-Equity Incentive Plan Awards ($)(1)

	Award Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Shares of Stock or Units(2) (#)	All Other Option Awards: Securities Underlying Options(3) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)

Brett Schulman	STIP	—	—	269,231	1,076,923	2,153,845	—	—	—	—
	RSU	02/28/25	02/19/25	—	—	—	10,522	—	—	999,906
	NQSO	02/28/25	02/19/25	—	—	—	—	19,944	95.03	1,000,040

Tricia Tolivar	STIP	—	—	174,087	417,808	835,616	—	—	—	—
	RSU	02/28/25	02/19/25	—	—	—	7,103	—	—	674,998
	NQSO	02/28/25	02/19/25	—	—	—	—	13,462	95.03	675,017

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				Estimated Future Payouts under Non-Equity Incentive Plan Awards ($)(1)

	Award Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Shares of Stock or Units(2) (#)	All Other Option Awards: Securities Underlying Options(3) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)

Theodoros Xenohristos	STIP	—	—	140,865	293,000	586,000	—	—	—	—
	RSU	02/28/25	02/19/25	—	—	—	4,209	—	—	399,981
	NQSO	02/28/25	02/19/25	—	—	—	—	7,977	95.03	399,986

Kelly Costanza	STIP	—	—	140,865	293,000	586,000	—	—	—	—
	RSU	02/28/25	02/19/25	—	—	—	4,209	—	—	399,981
	NQSO	02/28/25	02/19/25	—	—	—	—	7,977	95.03	399,986

Robert Bertram(5)	STIP	—	—	92,428	177,461	354,923	—	—	—	—
	RSU	02/28/25	02/19/25	—	—	—	3,419	—	—	324,908
	NQSO	02/28/25	02/19/25	—	—	—	—	6,481	95.03	324,973

Jennifer Somers(6)	STIP	—	—	122,260	293,423	586,847	—	—	—	—
	RSU	02/28/25	02/19/25	—	—	—	6,313	—	—	599,924
	NQSO	02/28/25	02/19/25	—	—	—	—	11,966	95.03	600,004

1.Amounts reflect the threshold, target and maximum amounts payable with respect to the cash incentive awards granted to each NEO under the CAVA Short-Term Incentive Plan. Please see the “Annual Incentive Awards” section of the “Compensation Discussion & Analysis.”
2.These restricted stock units were granted under the 2023 Plan and vest in four equal annual installments commencing on January 24, 2026. See “Equity Incentive Compensation” for more information.
3.These non-qualified stock options were granted under the 2023 Plan and vest in four equal annual installments commencing on January 24, 2026. See “Equity Incentive Compensation” for more information.
4.Represents the aggregate grant date fair value, calculated in accordance with Topic 718. See Note 11 to our consolidated financial statements for the year ended December 28, 2025, which are included in our 2025 Annual Report for descriptions of the methodologies and assumptions used to value equity awards under Topic 718.
5.Mr. Bertram’s employment with the Company ended on April 17, 2026. As a result, all of the equity plan-based awards shown in the table were forfeited. See “Potential Payments upon Termination or Change in Control” for information on what we expect Mr. Bertram to be entitled to under the Bertram Separation Agreement (as defined below), if executed.
6.Ms. Somers terminated her employment with the Company in September 2025. As a result, all of the equity plan-based awards shown in the table were forfeited. See “Potential Payments upon Termination or Change in Control” for information on what Ms. Somers was entitled to receive under the CAVA Short-Term Incentive Plan.

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Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 28, 2025:

			Option Awards				Stock Awards

Executive	Option/Stock Award Grant Date		Number of Securities Underlying Unexercised Options – Exercisable (#)	Number of Securities Underlying Unexercised Options – Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock that Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested(8) ($)

Brett Schulman	1/25/2019		349,921	—	7.56	1/25/2029	—	—
	5/10/2022	(1)	97,353	32,454	6.75	5/10/2032	42,918	2,581,518
	4/3/2023	(2)	24,954	24,954	9.58	4/3/2033	12,102	727,935
	6/14/2023	(3)	258,849	388,274	22.00	6/14/2033	—	—
	6/15/2023	(3)	—	—	—	—	199,432	11,995,835
	2/28/2025	(4)	—	19,944	95.03	2/28/2035	10,522	632,898

Tricia Tolivar	5/10/2022	(1)	32,766	10,923	6.75	5/10/2032	4,815	289,622
	4/3/2023	(2)	14,559	14,556	9.58	4/3/2033	7,059	424,599
	6/14/2023	(5)	45,241	45,241	22.00	6/14/2033	—	—
	6/15/2023	(5)	—	—	—	—	23,011	1,384,112
	2/28/2025	(4)	—	13,462	95.03	2/28/2035	7,103	427,245

Theodoros Xenohristos	5/10/2022	(1)	16,224	5,409	6.75	5/10/2032	2,385	143,458
	4/3/2023	(2)	7,209	7,209	9.58	4/3/2033	3,495	210,224
	5/22/2023	(6)	—	—	—	—	39,171	2,356,136
	6/14/2023	(5)	25,134	25,134	22.00	6/14/2033	—	—
	6/15/2023	(5)	—	—	—	—	12,784	768,958
	2/28/2025	(4)	—	7,977	95.03	2/28/2035	4,209	253,171

Kelly Costanza	5/10/2022	(1)	23,850	7,953	6.75	5/10/2032	3,507	210,946
	5/20/2022	(7)	—	—	—	—	22,500	1,353,375
	4/3/2023	(2)	10,599	10,596	9.58	4/3/2033	5,139	309,111
	6/14/2023	(5)	25,134	25,134	22.00	6/14/2033	—	—
	6/15/2023	(5)	—	—	—	—	12,784	768,958
	2/28/2025	(4)	—	7,977	95.03	2/28/2035	4,209	253,171

CAVA Group, Inc.	40	2026 Proxy Statement

			Option Awards				Stock Awards

Executive	Option/Stock Award Grant Date		Number of Securities Underlying Unexercised Options – Exercisable (#)	Number of Securities Underlying Unexercised Options – Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock that Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested(8) ($)

Robert Bertram(9)	5/10/2022	(1)	14,070	7,038	6.75	5/10/2032	3,102	186,585
	4/3/2023	(2)	9,567	9,564	9.58	4/3/2033	4,638	278,976
	6/14/2023	(5)	20,107	20,107	22.00	6/14/2033	—	—
	6/15/2023	(5)	—	—	—	—	10,227	615,154
	2/28/2025	(4)	—	6,481	95.03	2/28/2035	3,419	205,653

Jennifer Somers(10)
1.Reflects awards of stock options and RSUs that each vest in four equal annual installments commencing on January 20, 2023.
2.Reflects awards of stock options and RSUs that each vest in four equal annual installments commencing on January 24, 2024.
3.Reflects awards of stock options and RSUs that each vest in five equal annual installments commencing on June 14, 2024.
4.Reflects awards of stock options and RSUs that each vest in four equal annual installments commencing on January 24, 2026.
5.Reflects awards of stock options and RSUs that each vest in four equal annual installments commencing on June 14, 2024.
6.Reflects an award of RSUs that vests in four equal annual installments commencing on May 8, 2024.
7.Reflects an award of RSUs that vests in four equal annual installments commencing on May 20, 2023.
8.The market value for unvested stock awards is based on the closing market price of common stock on December 26, 2025, the last trading day of fiscal 2025, of $60.15.
9.Mr. Bertram’s employment with the Company ended on April 17, 2026. In connection therewith, except for a portion of the RSUs granted on June 15, 2023 and a portion of the stock options granted to Mr. Bertram on June 14, 2023, if Mr. Bertram executes the Bertram Separation Agreement, all unvested equity plan-based awards were forfeited immediately. See “Potential Payments upon Termination or Change in Control” for additional information on what we expect Mr. Bertram to receive in connection with the termination of his employment.
10.Ms. Somers’ employment with the Company ended on September 23, 2025. All unvested equity plan-based awards were forfeited immediately. Vested options expired 90 days after termination if not exercised. Therefore, no equity plan-based awards were outstanding as of December 28, 2025.
Option Exercises and Stock Awards Vested During 2025

	Option Awards		Stock Awards

Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)

Brett Schulman	76,876	1,569,849	145,287	14,153,119
Tricia Tolivar	—	—	19,851	1,868,157
Theodoros Xenohristos	—	—	30,110	2,855,934
Kelly Costanza	—	—	52,373	5,186,406
Robert Bertram	—	—	18,541	1,539,128
Jennifer Somers	70,365	2,472,156	14,351	1,439,789
1.Represents the stock price on the NYSE at exercise minus the option exercise price multiplied by the number of shares acquired on exercise.
2.Represents the fair market value of the shares on the vesting date of RSUs, calculated as the closing stock price on the NYSE on the vesting date (or the previous business day if vesting occurred during a weekend) multiplied by the number of shares vesting.

CAVA Group, Inc.	41	2026 Proxy Statement

Potential Payments upon Termination or Change in Control
Executive Severance Plan and Employment Agreements
The NEOs participate in the CAVA Group, Inc. Executive Severance Plan, or the “executive severance plan,” which was adopted by the People, Culture and Compensation Committee to provide for severance pay and benefits to covered executives and other key employees under certain circumstances. Messrs. Schulman and Xenohristos are eligible to receive severance pay and benefits under their individual employment agreements in the event of certain qualifying terminations of their employment to the extent such benefits are equal to or greater than the benefits provided under the executive severance plan.
Schulman Employment Agreement
Pursuant to the CEO Agreement, following Mr. Schulman’s involuntary termination by the Company without cause or his voluntary resignation for good reason (as such terms are defined in the CEO Agreement and each such termination, a “qualifying termination”), Mr. Schulman is entitled to receive severance benefits consisting of (i) any annual bonus for the prior completed fiscal year to the extent unpaid as of the termination date, (ii) 18 months of salary continuation payments, (iii) a pro-rated annual bonus for the year of termination, based on actual performance and payable when bonuses are paid to other Company executives, and (iv) up to 18 months of Company-paid COBRA continuation. Following a termination of Mr. Schulman’s employment by reason of death or disability, he is entitled to receive (i) any unpaid annual bonus for the prior completed fiscal year to the extent unpaid as of the termination date and (ii) a pro-rated annual bonus for the year in which the termination occurs, based on actual performance and payable when bonuses are paid to other Company executives. Payment of severance is contingent upon execution and non-revocation of a general release of claims in favor of the Company and its affiliates.
Xenohristos Employment Agreement
Under the employment agreement with Mr. Xenohristos, in the event of a termination of his employment by the Company without “cause” or by the executive for “good reason” (as such terms are defined in his employment agreement), Mr. Xenohristos is eligible to receive: (i) cash severance of 12 months’ continued salary, (ii) up to 12 months’ COBRA premiums, and (iii) a pro-rated annual bonus for the year in which the termination occurs, based on the company’s performance during such year, and paid on the date on which annual bonuses are paid to other senior executives of the Company for such year. Payment of severance is contingent upon execution and non-revocation of a general release of claims in favor of the Company and its affiliates.
Executive Severance Plan
In the event that the employment of Ms. Tolivar or Costanza is terminated by the Company without Cause (as defined in the executive severance plan), or the executive terminates the executive’s employment for Good Reason (as defined in the executive severance plan), then the executive will be entitled to receive:
•For a period of 12 months following the date of termination (the “Severance Period”), an amount equal to the executive’s base salary rate in effect immediately prior to the executive’s termination, payable in accordance with the Company’s customary payroll practices;
•A lump sum cash payment equal to the cash bonus with respect to the fiscal year in which such executive’s termination of employment occurs, based on actual achievement of any applicable performance goals or objectives and any applicable individual performance goals or objectives, prorated for the number of days the executive was employed during that fiscal year and payable when bonuses are paid to other Company executives (“Pro-Rata Bonus”); and
•Payment or reimbursement of the employer portion of such executive’s and the executive’s covered eligible dependents’ health insurance coverage premiums under COBRA until the earlier of the completion of such executive’s Severance Period and such time as the executive becomes eligible to receive health insurance coverage from a subsequent employer.

CAVA Group, Inc.	42	2026 Proxy Statement

In the event that an NEO’s employment is terminated due to death or disability, then the executive will be entitled to receive a Pro-Rata bonus.
Receipt of severance benefits under the executive severance plan is subject to: (a) the executive’s compliance with certain restrictive covenants, including (i) post-termination non-competition and non-solicitation of customers and employees covenants, (ii) a perpetual confidentiality covenant and (iii) a perpetual non-disparagement covenant in favor of the Company; and (b) the executive’s execution of a general release of claims.
The executive severance plan also provides that if any payment or benefits would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and would therefore be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and benefits (1) will be reduced to the extent necessary so that no amount is subject to the excise tax, or (2) not reduced, whichever, after taking into account all applicable federal, state and local employment and income taxes and the excise tax, results in the participant’s receipt, on an after-tax basis, of the greater payments and benefits.
Separation Agreement with Jennifer Somers
On September 23, 2025, Ms. Somers’ employment as the Company’s Chief Operations Officer ended. On October 2, 2025, the Company and Ms. Somers entered into a Separation Agreement and General Release (the “Somers Separation Agreement”). Pursuant to the Somers Separation Agreement, and contingent upon Ms. Somers’ non-revocation of the included general release of claims, the Company agreed to provide Ms. Somers with the following severance payments and benefits in accordance with the payments she was already entitled to receive under the Company’s executive severance plan:
•continuing payments of Ms. Somers’ base salary for a period of 12 months following the separation date, payable in accordance with the Company’s regular payroll practices;
•a lump sum cash payment of $230,911, which is equal to Ms. Somers’ annual bonus for 2025, pro-rated for the number of days she was employed by the Company during 2025, at 50% of target, payable when bonuses were paid to other Company executives; and
•a COBRA subsidy for up to 12 months of continuing health coverage, which ceases earlier if Ms. Somers receives healthcare coverage through another employer.
Upon her departure, all of Ms. Somers’ unvested equity awards, including outstanding stock options and RSUs, were forfeited in accordance with their terms. The Somers Separation Agreement also contains certain restrictive covenants which include, among others, non-solicitation and non-disparagement provisions.
Separation Agreement with Robert Bertram
Mr. Bertram’s employment as Chief Legal Officer and Secretary of the Company ended effective as of April 17, 2026. The Company intends to enter into a Separation Agreement and General Release (the “Bertram Separation Agreement”) with Mr. Bertram. If Mr. Bertram executes the proposed Bertram Separation Agreement, and contingent upon Mr. Bertram’s non-revocation of the included general release of claims, the Company agreed to provide Mr. Bertram with the following severance payments and benefits:
•continuing payments of Mr. Bertram’s annualized base salary of $410,000 for a period of 12 months following the separation date, payable in accordance with the Company’s regular payroll practices, consistent with the terms of the Company’s executive severance plan;
•a lump sum cash payment of $75,700, payable on the Company’s next regularly scheduled payroll date following the expiration of the revocation period, in lieu of the pro-rata bonus that would have otherwise been payable under the Company’s executive severance plan for fiscal year 2026;
•the accelerated vesting, upon expiration of the revocation period, of 5,114 RSUs granted to Mr. Bertram on June 15, 2023, which were originally scheduled to vest on June 14, 2026;

CAVA Group, Inc.	43	2026 Proxy Statement

•the accelerated vesting, upon expiration of the revocation period, of 10,054 stock options with an exercise price of $22.00 per share, granted to Mr. Bertram on June 14, 2023, and originally scheduled to vest on June 14, 2026, with such stock options remaining exercisable for a period of 18 months following the separation date, after which all unexercised stock options will terminate; and
•a subsidy for up to 12 months of continuing health coverage at the same cost as is generally provided to similarly-situated active employees, with the option to require participation in COBRA, which ceases earlier if Mr. Bertram receives healthcare coverage through another employer.
Except for a portion of the RSUs granted on June 15, 2023 and a portion of the stock options granted to Mr. Bertram on June 14, 2023 (the “Specified Awards”) if Mr. Bertram executes the Bertram Separation Agreement, all unvested equity plan-based awards were forfeited as of his separation date. The Specified Awards, while outstanding, will remain subject to the terms of the 2023 Plan and applicable award agreements. Additionally, we expect the Bertram Separation Agreement will contain certain restrictive covenants.
Equity Awards
Except as otherwise described below, unvested RSU and option awards granted under both the 2015 Equity Incentive Plan (the “2015 Plan”) and the 2023 Plan will generally be forfeited upon termination. For awards granted under the 2023 Plan, in the event any executive officer’s employment is terminated without cause or for good reason (as such term is defined in any agreement between the Company and the executive officer or, if no such agreement exists, in the executive severance plan) in connection with or during the 18-month period following a change in control, all unvested RSU awards and option awards held by such officer that have not previously vested will vest.

CAVA Group, Inc.	44	2026 Proxy Statement

The following table sets forth aggregate estimated payment obligations to each of our NEOs, assuming that the triggering events had occurred on December 28, 2025, the last day of fiscal 2025, except as noted below with respect to Ms. Somers, our former Chief Operations Officer, pursuant to the terms of the applicable plans and/or employment-related agreement as in effect on such date.

Executive	Benefit Type	Termination due to death or disability ($)	Termination without Cause or for Good Reason ($)	Termination without Cause or for Good Reason in connection with or during the 18-month period following a Change of Control ($)

Brett Schulman	Severance	982,106	2,332,106	2,332,106
	Benefits Continuation	—	32,930	32,930
	Value of Equity Acceleration(1)	—	—	27,441,386	(2)

Tricia Tolivar	Severance	381,023	941,023	941,023
	Benefits Continuation	—	22,208	22,208
	Value of Equity Acceleration(1)	—	—	3,537,301	(3)

Theodoros Xenohristos	Severance	267,204	727,204	727,204
	Benefits Continuation	—	29,850	29,850
	Value of Equity Acceleration(1)	—	—	1,980,991	(4)

Kelly Costanza	Severance	267,204	727,204	727,204
	Benefits Continuation	—	31,211	31,211
	Value of Equity Acceleration(1)	—	—	1,980,991	(5)

Robert Bertram(6)	Severance	139,655	549,655	549,655
	Benefits Continuation	—	31,211	31,211
	Value of Equity Acceleration(1)	—	—	1,587,889	(7)

Jennifer Somers(8)	Severance	—	765,911	—
	Benefits Continuation	—	14,049	—
	Value of Equity Acceleration(1)	—	—	—

1.Represents the intrinsic value of the acceleration of vesting of any unvested stock awards. For RSUs, intrinsic value is computed by multiplying the closing market price of our common stock on December 26, 2025, the last trading day of fiscal 2025, of $60.15 by the number of unvested RSUs held by the NEO as of December 28, 2025. For stock options, intrinsic value represents the difference between the market price of our common stock on December 26, 2025, the last trading day of fiscal 2025, of $60.15 and the exercise price of each unvested option (if the exercise price was less than such market price) held by the NEO as of December 28, 2025.

CAVA Group, Inc.	45	2026 Proxy Statement

2.As of December 28, 2025, Mr. Schulman held 19,944 stock options that had an exercise price in excess of the market price of our common stock on December 26, 2025, the last trading day of fiscal 2025.
3.As of December 28, 2025, Ms. Tolivar held 13,462 stock options that had an exercise price in excess of the market price of our common stock on December 26, 2025, the last trading day of fiscal 2025.
4.As of December 28, 2025, Mr. Xenohristos held 7,977 stock options that had an exercise price in excess of the market price of our common stock on December 26, 2025, the last trading day of fiscal 2025.
5.As of December 28, 2025, Ms. Costanza held 7,977 stock options that had an exercise price in excess of the market price of our common stock on December 26, 2025, the last trading day of fiscal 2025.
6.Under SEC rules, we are required to present the estimated amounts Mr. Bertram would have become entitled to under the terms of the executive severance plan and his outstanding equity awards in effect as of December 28, 2025 had any of the foregoing triggering events occurred on December 28, 2025. Mr. Bertram’s employment with the Company ended on April 17, 2026 and, in connection therewith, the Company expects to enter into the Bertram Separation Agreement, the expected terms of which are generally described above.
7.As of December 28, 2025, Mr. Bertram held 6,481 stock options that had an exercise price in excess of the market price of our common stock on December 26, 2025, the last trading day of fiscal 2025.
8.Ms. Somers’ employment with the Company ended on September 23, 2025. The amounts disclosed in this table reflect the severance payments and benefits actually provided by the Company in connection with her separation from the Company pursuant to the Somers Separation Agreement as described above.
In general, except as may be otherwise prescribed in any award agreement, the 2023 Plan and 2015 Plan provide that a change of control will be deemed to have occurred if: (a) a person or group becomes the beneficial owner of 50% of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors, or, solely with respect to the 2023 Plan, the outstanding shares of our common stock, subject to certain exceptions; (b) with respect to the 2023 Plan, during any 12-month period, individuals who, at the beginning of such period, constitute the Board of Directors cease for any reason to constitute at least a majority of the members of the Board of Directors, (c) the consummation of a reorganization, recapitalization, merger, consolidation or similar corporate transaction that requires the approval of our stockholders, in each case unless following such transaction, more than 50% of the total voting power of the entity resulting from such transaction or, if applicable, the ultimate parent entity that has beneficial ownership of sufficient voting securities eligible to elect a majority of the Board of Directors or the entity resulting from such transaction, is represented by the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors; or (d) the sale, transfer or disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person that is not an affiliate of the Company.
Unless otherwise defined in any agreement between the Company and the participant, cause is defined in the 2015 Plan and 2023 Plan. Under the 2015 Plan, cause is defined to generally include the commission of any felony or crime involving fraud, dishonesty or moral turpitude, the attempted commission of or involvement in fraud or dishonesty against the Company, intentional and material violation of any agreement between the participant and the Company, unauthorized use of the Company’s confidential information or gross misconduct. Under the 2023 Plan, cause is defined to generally include, among other things, willful neglect in the performance of duties, engagement in conduct that results in or could reasonably be expected to result in material harm to the business or reputation of the Company or its subsidiaries, conviction of or plea of guilty or no contest to a felony or any other crime that results in or could reasonably be expected to result in material harm to the business or reputation of the Company or its subsidiaries, material violation of the Company’s written policies, fraud, misappropriation or embezzlement related to the misuse of funds, other acts of dishonesty that involve personal profit in connection with employment with the Company or other detrimental activities.
Unless otherwise defined in any agreement between the Company and the participant, good reason is defined in the executive severance plan and generally includes, among other things and subject to certain notice and cure periods, a material diminution of duties or responsibilities, the Company’s direction to the participant to engage in any unlawful act or act of dishonesty or the Company’s material breach of its obligations due and owing to the participant.

CAVA Group, Inc.	46	2026 Proxy Statement

CEO Pay Ratio
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, U.S. publicly traded companies are required to disclose the ratio of their CEO’s annual total compensation to the median of the annual total compensation of all employees of the company other than the CEO. The rule requires that our median employee be selected from all employees, including full-time, part-time, seasonal and temporary employees.
The SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies and assumptions, apply certain exclusions and make reasonable estimates that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable with the pay ratio that we have reported. For example, CAVA employs approximately 13,500 people, including approximately 12,900 team members working in our 439 CAVA Restaurants as of December 28, 2025.
We calculated the pay ratio of Brett Schulman, who served as our CEO on December 28, 2025, to our median Team Member in accordance with the Dodd-Frank Act and Item 402(u) of Regulation S-K, to arrive at a reasonable estimate calculated in accordance with SEC regulations. We identified our median Team Member by using total 2025 compensation for all individuals, excluding our CEO, who were employed by us on December 28, 2025 and we annualized the compensation of all full- and part-time employees who joined CAVA mid-year during 2025. To arrive at a consistently applied compensation measure, we used total 2025 compensation from Box 1 of W2 Statements. This resulted in the identification of a median Team Member with annual total compensation for 2025 of $21,502, which is the compensation for an hourly part-time Team Member at one of our restaurants in Virginia and is calculated in accordance with the Summary Compensation Table rules. The compensation of our median Team Member is not necessarily representative of the compensation of other restaurant Team Members or of our overall compensation practices.
Based on an annual total compensation of our median employee for 2025 of $21,502, and the annual total compensation of $3,859,478 for Brett Schulman, our CEO, as reported in the 2025 Summary Compensation Table, the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation is 179 to 1. As we own all of our CAVA Restaurants, all of the approximately 12,900 team members working in our CAVA Restaurants are employees that are required to be included in our calculation. This results in a CEO pay ratio that may not be comparable to the ratio of many other restaurant or retail companies that operate under a franchise model or other model which do not employ all the hourly employees.

CAVA Group, Inc.	47	2026 Proxy Statement

Pay Versus Performance Table
As described in “Compensation Discussion and Analysis,” our People, Culture, and Compensation Committee has implemented an executive compensation program designed to link a substantial portion of our NEOs’ realized compensation to the achievement of financial, operational, and strategic goals that we believe enhance long-term stockholder value. The table below sets forth additional compensation information for our NEOs, calculated in accordance with SEC regulations, for fiscal years 2025, 2024, and 2023:

					Value of Initial Fixed $100 Investment Based on:

Year	(1) Summary Compensation Table Total for PEO ($)	(2) Compensation Actually Paid to PEO ($)	(3) Average Summary Compensation Table Total for Non-PEO NEOs ($)	(4) Average Compensation Actually Paid to Non-PEO NEOs ($)	(5) CAVA Total Shareholder Return ($)	(6) Peer Group Total Shareholder Return ($)	(7) Net income ($)	(8) Company Selected Measure: Adjusted EBITDA ($)

2025	3,859,478	(40,880,084)	1,770,740	(5,483,158)	134	110	63,743,000	152,760,000
2024	1,924,218	80,148,421	908,319	27,481,496	255	111	130,319,000	126,248,000
2023	17,060,929	46,526,664	2,781,834	9,929,713	96	105	13,280,000	73,825,000
1.Reflects compensation amounts reported in the Summary Compensation Table for our principal executive officer (“PEO”), Brett Schulman, our CEO and President, for the respective years shown.
2.Reflects the respective amounts set forth in column (1) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules and computed in accordance with the methodology used for financial reporting purposes. The dollar amounts reflected in column (2) of the table above do not reflect the actual amount of compensation earned, realized, or received by the CEO during the applicable year. Decreases in stock price may result in negative dollar amounts. For information regarding the decisions made by our People, Culture, and Compensation Committee regarding the CEO’s compensation for each fiscal year, see “Compensation Discussion and Analysis” and the tables and narrative explanations reporting pay for the fiscal years covered in the table above.

Year	Summary Compensation Table Total for PEO ($)	Less: Summary Compensation Table Total Equity (Stock Awards + Option Awards) for PEO ($)	Plus: Fair Value as of Fiscal Year-End of Stock and Option Awards Granted in Covered Year for PEO ($)	Plus: Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years for PEO ($)	Plus: Change in Fair Value of Stock and Option Awards that Vested in the Covered Year for PEO ($)	Less: Fair Value at Prior Fiscal Year-End of Stock and Option and Option Awards Forfeited during the Covered Year for PEO ($)	Compensation Actually Paid to PEO ($)

2025	3,859,478	1,999,946	1,187,042	(36,817,175)	(7,109,483)	—	(40,880,084)
2024	1,924,218	—	—	69,029,501	9,194,702	—	80,148,421
2023	17,060,929	15,088,300	34,898,602	9,657,763	(2,330)	—	46,526,664
3.For 2025, the following non-PEO NEOs are included in the average amounts: Tricia Tolivar, Jennifer Somers, Theodoros Xenohristos, Kelly Costanza, and Robert Bertram. The following non-PEO NEOs are included in the average amounts for 2024 and 2023: Tricia Tolivar, Jennifer Somers, Theodoros Xenohristos, and Kelly Costanza.

CAVA Group, Inc.	48	2026 Proxy Statement

4.Reflects the respective amounts set forth in column (3) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules and computed in accordance with the methodology used for financial reporting purposes. The dollar amounts reflected in column (4) of the table above do not reflect the actual amount of compensation earned, realized, or received by the non-PEO NEOs during the applicable year. Decreases in stock price may result in negative dollar amounts. For information about the decisions made by our People, Culture and Compensation Committee regarding the non-PEO NEOs’ compensation for each fiscal year, see “Compensation Discussion and Analysis” and the related tables and narrative explanations reporting pay for the fiscal years covered in the table above.

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Less: Average Summary Compensation Table Total Equity (Stock Awards + Option Awards) for Non-PEO NEOs ($)	Plus: Average Fair Value as of Fiscal Year-End of Stock and Option Awards Granted in Covered Year for Non-PEO NEOs ($)	Plus: Average Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years for Non-PEO NEOs ($)	Plus: Average Change in Fair Value of Stock and Option Awards that Vested in the Covered Year for Non-PEO NEOs ($)	Less: Average Fair Value at Prior Fiscal Year-End of Stock and Option and Option Awards Forfeited during the Covered Year for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	1,770,740	959,952	427,328	(3,647,051)	(860,596)	2,213,627	(5,483,158)
2024	908,319	—	—	20,921,990	5,651,187	—	27,481,496
2023	2,781,834	1,854,424	5,065,659	3,245,653	690,991	—	9,929,713
5.For the relevant fiscal year, represents the cumulative total shareholder return ("TSR") of CAVA through the last day of the applicable fiscal year, assuming $100 was invested on the date of our IPO, June 15, 2023.
6.For the relevant fiscal year, represents the cumulative TSR of the S&P 500 Restaurants Index (Peer Group TSR) through the last day of the applicable fiscal year, assuming $100 was invested on May 31, 2023 and dividends were reinvested.
7.Reflects CAVA’s net income for each of the fiscal years ended December 28, 2025, December 29, 2024, and December 31, 2023. Net income in fiscal 2024 included a one-time $80.1 million net benefit from the release of the valuation allowance against deferred tax assets.
8.Company Selected Measure is Adjusted EBITDA, which is defined as net income adjusted to exclude interest income, net, (benefit from) provision for income taxes, and depreciation and amortization, further adjusted to exclude equity-based compensation, other income, net, impairment and asset disposal costs, restructuring and other costs, certain non-recurring public company costs, and executive transitions costs to the extent applicable in each fiscal year.
Pay for performance alignment
The following table identifies the two most important performance measures used by our People, Culture, and Compensation Committee to link the compensation actually paid (“CAP”) to our CEO and other NEOs in 2025 to company performance for 2025. The role of each of these performance measures on our NEOs’ compensation is discussed in “Compensation Discussion and Analysis” above.

Most Important Performance Measures for 2025 Compensation

Adjusted EBITDA
Revenue

CAVA Group, Inc.	49	2026 Proxy Statement

The charts below reflect the relationship of CAP to our CEO and other NEOs in each of 2023, 2024, and 2025 to (1) TSR of CAVA and Peer Group TSR, (2) net income, and (3) Adjusted EBITDA. CAP, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices and various valuation assumptions, but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement. For a discussion of how our People, Culture and Compensation Committee assesses CAVA’s performance and our NEOs pay each year, see “Compensation Discussion and Analysis” in this Proxy Statement.

Compensation Actually Paid and Cumulative TSR
Compensation Actually Paid
$80M
$60M
$40M
$20M
$0M
$(20)M
$(40)M
TSR
$280
$240
$200
$160
$120
$80
$40
$—
$(40)
2023
2024
2025
Fiscal Year
CEO CAP
Non-CEO NEO Avg CAP
CAVA TSR
Peer Group TSR

CAVA Group, Inc.	50	2026 Proxy Statement

Compensation Actually Paid vs Net Income
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
$(20)M
$(40)M
Compensation Actually Paid
Net Income
2023
2024
2025
Fiscal Year
PEO CAP
Non-PEO NEO Avg CAP
Net income

Excluding the $80.1 million net benefit from the release of the valuation allowance against deferred tax assets, net income for 2024 would have been $50.2 million. The relationship between CEO CAP, and non-CEO CAP, to net income would still have been positive between 2023 and 2024.

Compensation Actually Paid vs Adjusted EBITDA
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
$(20)M
$(40)M
Compensation Actually Paid
$160M
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
$(20)M
$(40)M
Adjusted EBITDA
2023
2024
2025
Fiscal Year
PEO CAP
Non-PEO NEO Avg CAP
Adjusted EBITDA

CAVA Group, Inc.	51	2026 Proxy Statement

Equity Compensation Plan Information
The following table provides certain information as of our most recently completed fiscal year with respect to compensation plans under which our equity securities are authorized for issuance:

Plan Category	Securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted-average exercise price of outstanding options, warrants and rights ($)		Securities remaining available for future issuance under equity compensation plans (excluding securities issuable upon exercise of outstanding options, warrants and rights) (#)

Equity compensation plans approved by security holders(1)	2,947,414	(2)	18.96	(3)	10,004,030	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	2,947,414		18.96		10,004,030
1.Includes the 2015 Plan, the 2023 Plan and the Company’s 2023 Employee Stock Purchase Plan (the “ESPP”). The 2015 Plan was adopted prior to the IPO. Following the effectiveness of the 2023 Plan in connection with the IPO, no further awards will be granted under the 2015 Plan, however, awards outstanding under the 2015 Plan will continue to be governed by their existing terms.
2.Includes 1,976,606 shares issuable upon the exercise of outstanding stock options and 970,808 shares issuable upon vesting of outstanding RSUs.
3.The weighted-average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSUs, which have no exercise price.
4.Includes 8,387,987 shares of common stock reserved for issuance under the 2023 Plan and 1,616,043 shares of common stock reserved for issuance under the ESPP. The 2023 Plan contains a provision providing that the number of shares reserved for issuance under the 2023 Plan will automatically increase on the first day of each fiscal year commencing on December 30, 2024 (the first day of the fiscal year following the fiscal year in which the 2023 Plan became effective) by a number of shares equal to the lesser of (i) 1% of the then-outstanding shares of our common stock on the last day of the immediately preceding fiscal year and (ii) a lesser number of shares as determined by our Board of Directors. On December 30, 2024 (the first day of fiscal 2025), the number of shares of common stock available for issuance under the 2023 Plan increased by 1,150,930 shares pursuant to this provision. The Board of Directors approved no increase to the plan reserve under the 2023 Plan on December 29, 2025 (the first day of fiscal 2026). The ESPP contains a provision providing that the number of shares available for issuance under the ESPP will automatically increase on the first day of each fiscal year commencing on January 1, 2024 (the first day of the fiscal year following the fiscal year in which the ESPP became effective) in an amount equal to the lesser of (i) 1% of the total number of all classes of common stock outstanding on the last day of the immediately preceding fiscal year and (ii) a lower number of shares of common stock as determined by the Board of Directors. The ESPP operates on the basis of consecutive six-month offering periods. Because the purchase rights (and therefore the number of shares to be purchased) is not determined until the end of the offering period (i.e., June 15, 2026), there are no determinable outstanding rights included in the above table as of December 28, 2025.

CAVA Group, Inc.	52	2026 Proxy Statement

Certain Relationships and Related-Party Transactions
Related Person Transaction Policy
Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written statement of policy regarding the review, approval, or ratification of transactions with related persons, which we refer to as our “related person transaction policy,” that is in conformity with the requirements upon issuers having publicly-held common stock that is listed on the NYSE.
Our related person transaction policy requires that a “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our Chief Legal Officer or Chief Financial Officer any “related person transaction” (defined as any transaction that we anticipate would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The Chief Legal Officer or Chief Financial Officer will then communicate that information to the Audit Committee, unless the Board of Directors designates another approving body composed of the disinterested and independent members of the Board of Directors or any committee (or sub-committee thereof) of the Board of Directors; provided that a majority of the members of the Board of Directors or such committee (or sub-committee), respectively, are disinterested and independent. No related person transaction will be executed without the approval or ratification of our Audit Committee.
In reviewing a prospective or actual related person transaction, the Audit Committee shall consider all relevant facts and circumstances, including, without limitation:
•the relationship of the related person to the Company;
•the nature and extent of the related person’s interest in the transaction;
•the material terms of the transaction;
•the importance and fairness of the transaction both to the Company and to the related person;
•the business rationale for engaging in the transaction;
•whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company;
•whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons, if any (or if no such transactions have previously been entered into, compared to the value and the terms of similar transactions that the Company would otherwise enter into with non-related persons); and
•any other matters that management or the Audit Committee shall deem appropriate.
The Audit Committee will not approve or ratify a related person transaction unless it shall have determined in good faith that, upon consideration of all relevant information, the related person transaction is in, or is not inconsistent with, the best interests of the Company.
The Company has not been party to any transactions that occurred or were in effect after December 29, 2025 and there are no currently proposed transactions in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.

CAVA Group, Inc.	53	2026 Proxy Statement

Proposal No. 2
Advisory Vote to Approve the Compensation of our Named Executive Officers
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are asking our stockholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement. The vote on this matter is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
Our Board of Directors and the People, Culture and Compensation Committee believe that we maintain a compensation program that is tied to performance, aligns with stockholder interests, and merits stockholder support. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers as disclosed in this Proxy Statement by voting FOR the following resolution:
“NOW, THEREFORE, BE IT RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto.”
In considering their vote, stockholders may wish to review the information on our compensation policies and decisions regarding the compensation of our named executive officers presented in the Compensation Discussion and Analysis on pages 26-51 of this Proxy Statement, as well as the discussion regarding the People, Culture and Compensation Committee on page 15 of this Proxy Statement.
Although this vote is non-binding, the Board of Directors and the People, Culture and Compensation Committee value the views of our stockholders and will review the results of this vote. If there are a significant number of votes “Against” this proposal, we will take steps to understand those concerns that influenced the vote and consider them in making future decisions about executive compensation. At the 2025 annual meeting of stockholders, a majority of the Company’s stockholders voted in favor of holding advisory votes on the compensation of the Company’s named executive officers on an annual basis and, in light of this, the Board of Directors determined that such advisory votes will be held annually. Unless the Board of Directors determines otherwise, we will continue to hold advisory votes on the compensation of the Company’s named executive officers on an annual basis and the next advisory vote following this year’s vote will be held at the 2027 annual meeting of stockholders.
The affirmative vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting is required to approve this proposal. Abstentions will count as a vote “against” on this proposal. Broker non-votes are not considered entitled to vote on this matter and will have no effect on the outcome of this proposal.

VOTE The Board of Directors recommends a vote "FOR" the approval of the compensation of our named executive officers on an advisory basis.

CAVA Group, Inc.	54	2026 Proxy Statement

Proposal No. 3
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 27, 2026. Deloitte was also our independent registered public accounting firm for the fiscal year ended December 28, 2025 audit.
We are asking our stockholders to ratify the appointment of Deloitte as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, we are submitting the appointment of Deloitte as our independent registered public accounting firm to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders' views on our independent registered public accounting firm. In the event that our stockholders do not ratify the appointment of Deloitte, the Audit Committee will investigate the reason for the rejection and reconsider the appointment. Even if our stockholders ratify the selection of Deloitte, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of CAVA and our stockholders.
Representatives of Deloitte are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Independent Auditor Fees and Services
The following table presents the aggregate fees (in thousands) for professional audit services and other services provided to CAVA by Deloitte for the fiscal years ended December 28, 2025 and December 29, 2024.

	Fiscal Year Ended

	December 28, 2025 ($)	December 29, 2024 ($)

Audit Fees(1)	1,525	1,340
Audit-Related Fees(2)	—	—
Tax Fees(3)	16	179
All Other Fees(4)	2	2
Total Fees	1,543	1,521
1."Audit Fees" consist of fees in connection with the audit of our annual consolidated financial statements presented in our Annual Report on Form 10-K, review of our quarterly financial statements presented in our quarterly reports on Form 10-Q, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including consents issued in connection with SEC filings for those fiscal years. Also includes fees incurred for the audit of internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002.

CAVA Group, Inc.	55	2026 Proxy Statement

2.Deloitte did not render any audit related fees in fiscal 2025 or 2024.
3.“Tax Fees” relate to professional services rendered by Deloitte for tax compliance, tax advice and tax planning. Tax fees in fiscal 2025 and 2024 relate to professional services rendered in connection with a Section 382 analysis performed for Zoes Kitchen and CAVA, which pertains to the limitation of net operating loss carryforwards and other tax attributes following an ownership change as defined under the Internal Revenue Code.
4."All Other Fees" consist of subscription fees for use of the Deloitte research tool.
The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte’s independence and concluded that it was.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter and the requirements of applicable law, the Audit Committee’s policy is to pre-approve all audit and permitted non-audit services that may be provided by our independent registered public accounting firm, including the fees for those services, subject to the de minimis exception for non-audit services provided by SEC rules and in accordance with the Audit Committee Charter. This pre-approval applies to audit services, audit-related services, tax services, and other services. In some cases, the full Audit Committee provides pre-approval for specific services, subject to a specific dollar threshold. In other cases, the chair of the Audit Committee has the delegated authority from the Audit Committee to pre-approve services as necessary, and the chair then reports any such pre-approvals to the full Audit Committee at its next meeting. For the fiscal year ended December 28, 2025, all of the audit and permitted non-audit services provided by Deloitte and the related fees paid to Deloitte were pre-approved by the Audit Committee.
The ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 27, 2026 will be approved if it receives the affirmative vote of the holders of a majority of voting power of the shares of common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting. Abstentions will count as a vote “against” on this proposal. Because this proposal is considered a “routine” matter, we do not expect there to be any broker non-votes with respect to this proposal.

VOTE
The Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026.

CAVA Group, Inc.	56	2026 Proxy Statement

Audit Committee Report
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 28, 2025 with our management and Deloitte & Touche LLP, our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the financial statements and maintaining effective internal control over financial reporting. Deloitte & Touche LLP is responsible for performing an independent audit of the Company's financial statements and of the Company's internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles in the United States and the effectiveness of the Company's internal control over financial reporting.
The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with Deloitte & Touche LLP their independence.
Based on its reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 28, 2025 for filing with the SEC.
AUDIT COMMITTEE

David Bosserman (Chair)
Karen Kochevar
James D. White

CAVA Group, Inc.	57	2026 Proxy Statement

Availability of Annual Report on Form 10-K
Stockholders can access our 2025 Annual Report, including the financial statements, without charge on our website at https://investor.cava.com/financials/sec-filings/ under the caption "Financials." Alternatively, stockholders can request a paper copy of the 2025 Annual Report (excluding exhibits), including financial statements, without charge by writing to: CAVA Group, Inc., 14 Ridge Square NW, Suite 500, Washington, D.C. 20016, Attention: Corporate Secretary. Exhibits to the 2025 Annual Report will be furnished without charge upon request. Websites throughout this Proxy Statement are provided for reference only. Websites referred to herein are not incorporated by reference into this Proxy Statement.

CAVA Group, Inc.	58	2026 Proxy Statement

Questions and Answers
Why am I receiving these materials?
The Board of Directors of CAVA Group, Inc. is soliciting proxies for the Company’s 2026 Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 22, 2026 at 11:30 a.m. Eastern Daylight Time via a live audio webcast at www.virtualshareholdermeeting.com/CAVA2026, or at any adjournment or postponement of the Annual Meeting. Accordingly, we are making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for the Annual Meeting.
What is included in the proxy materials?
The proxy materials include the Notice of Annual Meeting of Stockholders, this Proxy Statement, our 2025 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 28, 2025, and proxy card if you requested printed copies of these materials. We are first distributing or making these materials available to you, as the case may be, on or about April 24, 2026.
I want to attend the 2026 Annual Meeting. What procedures must I follow?
The Annual Meeting will be conducted virtually. All stockholders of record will be able to attend the Annual Meeting via webcast by visiting www.virtualshareholdermeeting.com/CAVA2026 and entering the sixteen-digit control number included on the Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card, or on the instructions that accompanied your proxy materials.
No recording of the Annual Meeting is allowed, including audio and video recording. A recording of the Annual Meeting will be made available on our website at https://investor.cava.com/ under the caption "Events & Presentations."
Can I participate in the Annual Meeting?
To participate in the meeting, you must have your sixteen-digit control number that is shown on your Notice on your proxy card if you elected to receive proxy materials by mail. You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/CAVA2026. You will be able to submit one question per stockholder during the meeting in accordance with the meeting’s rules of conduct by typing in your question into the “ask a question” box on the meeting page. You may also submit questions in advance of the meeting by delivering such questions by June 21, 2026 to: CAVA Group, Inc., 14 Ridge Square NW, Suite 500, Washington, D.C. 20016, Attention: Corporate Secretary. We will read and respond to appropriate questions during the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website login page.
Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in a live annual meeting?
The Annual Meeting will be held in a virtual-only meeting format and will be conducted via live audio webcast. The online meeting format for the Annual Meeting will facilitate full and equal participation by all our stockholders from any place in the world at little to no cost. We designed the format of the online Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We plan to take the following steps to provide for such an experience:
•providing stockholders with the ability to submit appropriate questions in advance of the meeting; and

CAVA Group, Inc.	59	2026 Proxy Statement

•providing stockholders with the ability to submit appropriate questions during the Annual Meeting via the meeting website.
Why is the Annual Meeting being webcast online?
The Annual Meeting is being held via an audio webcast to reach the broadest number of stockholders possible while reflecting the technology-enabled nature of our Company and reducing environmental impacts and costs associated with planning, holding and arranging logistics for in-person meeting proceedings. The Annual Meeting will generally provide the same rights and advantages of a physical meeting. Stockholders will be able to present questions online in advance of and during the meeting, providing our stockholders with the opportunity for meaningful engagement with the Company.
Are there rules of conduct for the Annual Meeting?
Yes, the rules of conduct for the Annual Meeting will be available on the Annual Meeting website on the date of the Annual Meeting. The rules of conduct will provide information regarding the rules and procedures for the conduct of the Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the SEC, we are permitted to furnish proxy materials, including this Proxy Statement and our 2025 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which is being mailed to our stockholders, will instruct you as to how you may access and review the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you would like to receive a paper copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice. We encourage stockholders to access the proxy materials on the Internet to reduce the costs and environmental impact of our Annual Meeting. If you receive a printed copy of the proxy materials and you vote by Internet or telephone, please do not also mail your proxy card.
What is the purpose of the Annual Meeting?
The Annual Meeting will be held for the following purposes:
1.To elect Brett Schulman and James D. White as Class III directors, each to serve for a three-year term;
2.To approve, on an advisory basis, the compensation of our named executive officers; and
3.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026.
How does the Board of Directors recommend I vote on these proposals?
The Board of Directors recommends that you vote:
•"FOR" the election of each of Brett Schulman and James D. White as Class III directors;
•“FOR” the approval, on an advisory basis, of the compensation of our named executive officers; and
•"FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026.

CAVA Group, Inc.	60	2026 Proxy Statement

Who is entitled to vote at the Annual Meeting?
Holders of our common stock as of the close of business on April 23, 2026, the record date, may vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As of the record date, there were 116,412,383 shares of our common stock outstanding. You are entitled to one vote for each share of common stock you hold for each matter presented at the Annual Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, LLC, as of April 23, 2026, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials will be sent directly to you by us. As a stockholder of record, you may vote your shares virtually at the Annual Meeting or by proxy in advance of the Annual Meeting, as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name and these proxy materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
How can I vote my shares?
As a stockholder of record, you may vote over the Internet during the Annual Meeting or by proxy in advance of the Annual Meeting. We recommend that you submit a proxy even if you plan to participate in the Annual Meeting. This will ensure that your vote will be counted if you are unable to, or later decide not to, participate in the Annual Meeting. You can revoke your proxy and change your vote either before or during the Annual Meeting in one of the ways described under “Can I change my vote or revoke my proxy?” below.
If you do not wish to vote during the Annual Meeting, you may vote as follows in advance of the Annual Meeting:
•Via the Internet. You may vote by proxy via the Internet at www.proxyvote.com.
•By Telephone. You may vote by proxy by calling 1-800-690-6903 (toll-free within the United States, U.S. territories and Canada).
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided, if you received a paper copy of the proxy materials.
Internet and telephone voting will be available 24 hours a day, 7 days a week, and will close at 11:59 p.m. Eastern Daylight Time on Sunday, June 21, 2026. To vote by internet or by telephone, you will need your control number found in the Notice or, if you received a printed copy of the proxy materials, on your proxy card.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker, or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully.
Shares held in your name as the stockholder of record or beneficially in street name, may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/CAVA2026 during the meeting. You will need your control number found in the Notice, or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials in order to be able to vote and enter the meeting.
If you received more than one Notice or proxy card, then you hold shares of CAVA common stock in more than one account. You should vote via the Internet, by telephone, by mail, or virtually at the Annual Meeting for all shares held in each of your accounts.

CAVA Group, Inc.	61	2026 Proxy Statement

If I submit a proxy, how will it be voted?
Stockholders of Record
If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors, or if you sign and return a paper proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you indicate otherwise, the proxy holders will vote your shares as indicated.
Beneficial Owners of Shares Held in Street Name
If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under NYSE rules, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. We encourage you to provide voting instructions to the organization that holds your shares. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our Inspector of Election that it does not have the authority to vote on such matter with respect to your shares. This is generally referred to as a “broker non-vote.” Under current NYSE rules, the election of two nominees named herein as Class III directors (Proposal 1) and the advisory vote on executive compensation (Proposal 2) are non-routine matters on which brokers will not be permitted to vote any uninstructed shares. The ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2026 (Proposal 3) is a routine matter on which brokers will be permitted to vote any uninstructed shares in their discretion.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by:
•Written notice to our Corporate Secretary;
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or
•Voting virtually at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker, or other nominee to change or revoke your voting instructions.
What is a broker non-vote?
A broker non-vote occurs when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Under current NYSE interpretations that govern broker non-votes, Proposal Nos. 1 and 2 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 3 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal.

CAVA Group, Inc.	62	2026 Proxy Statement

What constitutes a quorum at the Annual Meeting?
Holders of a majority of the voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present in person or represented by proxy to conduct business at the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting virtually.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers, or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (or as described above, "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Voting Options	Broker Discretionary Voting Allowed?	Impact of Abstain Votes

Election of directors	Plurality (the largest number) of votes cast	FOR WITHHOLD(1)	No(2)	N/A
Approval of the compensation of our named executive officers, on an advisory basis	A majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the matter	FOR AGAINST ABSTAIN	No(2)	AGAINST
Ratification of appointment of independent registered public accounting firm	A majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the matter	FOR AGAINST ABSTAIN	Yes(3)	AGAINST
1.Votes that are “WITHHELD” will not count as a vote “FOR” or “AGAINST” a director because directors are elected by plurality voting.
2.Broker non-votes are not considered entitled to vote and will have no effect on the outcome of Proposal Nos. 1 or 2.
3.As this proposal is considered a routine matter under NYSE rules, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal and we do not expect that there will be any “broker non-votes” on this proposal.

CAVA Group, Inc.	63	2026 Proxy Statement

Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing, and soliciting the proxies. We will ask brokers, banks, voting trustees, and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.
Who will count the vote?
Representatives of Broadridge Financial Solutions, LLC or their affiliates will tabulate the votes. An attorney from the law firm McNees Wallace & Nurick LLC will act as the Inspector of Election and certify the votes.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We also will disclose the final voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

CAVA Group, Inc.	64	2026 Proxy Statement

Other Business
As of the date of this Proxy Statement, our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet, or if you received a paper copy of the proxy materials, by executing and returning the proxy card at your earliest convenience.
Cautionary Statement Concerning Forward-Looking Statements
This Proxy Statement contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect our current views with respect to, among other things, the timing and terms of any separation agreement with Robert Bertram, our Former Chief Legal Officer and Secretary. Forward-looking statements include statements that are not historical facts. These statements may include words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable,” “outlook,” the negative version of these words, or similar terms and phrases.
The forward-looking statements contained in this Proxy Statement are based on management’s current expectations and are not guarantees of future performance or events. The forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify, including those described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 28, 2025, as may modified in any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Our expectations, beliefs, and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, and projections will result or be achieved. Moreover, we operate in a very competitive and rapidly changing environment and new risks emerge from time to time. Actual results may differ materially from these expectations due to changes in global, regional, or local economic, business, competitive, market, regulatory, and other factors, many of which are beyond our control.
You should not put undue reliance on any forward-looking statements. You should understand that many important factors could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this Proxy Statement or to reflect the occurrence of unanticipated events or otherwise.

CAVA Group, Inc.	65	2026 Proxy Statement

Procedures for Submitting Stockholder Proposals
For a proposal made pursuant to Rule 14a-8 under the Exchange Act to be eligible to be included in our Proxy Statement for the 2027 Annual Meeting of Stockholders, the proposal must be received in writing by our Corporate Secretary on or before December 25, 2026. The proposal should be mailed by certified mail return receipt requested to: CAVA Group, Inc., 14 Ridge Square NW, Suite 500, Washington, D.C. 20016, Attention: Corporate Secretary. All stockholder proposals requested to be included in the Company’s Proxy Statement and proxy card must also comply with all requirements of the SEC for stockholder proposals set forth in the federal securities laws, including Rule 14a-8, in order to be included in the Company’s Proxy Statement and proxy card for the 2027 Annual Meeting.
In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including nominations of persons for election as directors and stockholder proposals to be brought before an annual meeting of stockholders. If a stockholder desires to make a director nomination or a proposal of other business at an annual meeting (which would not be included in the Company’s proxy materials), timely written notice must be delivered to the Corporate Secretary of the Company at the address noted above. To be timely, notice must be received by the Corporate Secretary of the Company not later than the close of business 90 days nor earlier than 120 days prior to the first anniversary of the immediately preceding annual meeting; provided, however, that in the event that (x) the date of the annual meeting is advanced by more than 30 days or delayed by more than 70 days from such anniversary date of the preceding year’s annual meeting or (y) no annual meeting was held during the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. To be in proper form, such notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters, as described in the Bylaws. Therefore, to be presented at the 2027 Annual Meeting, such a proposal must be received by the Company no earlier than February 22, 2027 but no later than March 24, 2027.
In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 23, 2027.

CAVA Group, Inc.	66	2026 Proxy Statement

Householding of Proxy Materials
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources.
In accordance with SEC rules, only one copy of the Notice or proxy materials will be delivered to stockholders of record residing at the same address unless we have received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the Notice or proxy materials was delivered. Requests for additional copies of the Notice or proxy materials, and requests that in the future separate copies of the Notice or proxy materials be sent to stockholders who share an address, should be directed to CAVA Group, Inc., 14 Ridge Square NW, Suite 500, Washington, D.C. 20016, Attention: Corporate Secretary or by calling us at 202-400-2920. In addition, stockholders who share a single address but receive multiple copies of the Notice or proxy materials may request that future deliveries be limited to a single copy by contacting the Company at the address and phone number set forth above.
If you are a beneficial owner of shares held in street name, some brokers “household” proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or Notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

CAVA Group, Inc.	67	2026 Proxy Statement

Appendix A - Reconciliation of Non-GAAP Financial Measures
The following table reconciles net income to Adjusted EBITDA (in thousands) for the periods indicated:

	Fiscal Year Ended

	December 28, 2025 ($)	December 29, 2024 ($)

Net income	63,743	130,319
Non-GAAP Adjustments
Interest income, net	(15,045)	(16,474)
Provision for (benefit from) income taxes	7,056	(70,409)
Depreciation and amortization	73,661	60,355
Equity-based compensation	18,057	17,140
Other income, net	(469)	(318)
Impairment and asset disposal costs	4,925	5,055
Restructuring and other costs	—	580
Executive transition costs	832	—
Adjusted EBITDA	152,760	126,248
The following table reconciles net income to Adjusted Net Income (in thousands) for the periods indicated:

	Fiscal Year Ended

	December 28, 2025 ($)	December 29, 2024 ($)

Net income	63,743	130,319
Tax benefit from valuation allowance release	—	(80,100)
Adjusted net income	63,743	50,219

CAVA Group, Inc.	A-1	2026 Proxy Statement

CAVA

CAVA GROUP, INC.
14 RIDGE SQUARE NW, SUITE 500
WASHINGTON, DC 20016
ATTN: CORPORATE SECRETARY

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 21, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CAVA2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 21, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received no later than June 21, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93354-P47262

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CAVA GROUP, INC.

The Board of Directors recommends a vote FOR each director nominee listed below (please mark your vote for each director separately).

1. Election of Class III Directors

Nominees:	**For**	**Withhold**
1a. Brett Schulman	☐	☐
1b. James D. White	☐	☐

The Board of Directors recommends a vote FOR proposal 2.	**For**	**Against**	**Abstain**
2. Approval, on an advisory basis, of the compensation of our named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

V93355-P47262

CAVA GROUP, INC.
Annual Meeting of Stockholders
June 22, 2026 at 11:30 am EDT
This proxy is solicited by the Board of Directors

The undersigned stockholder of CAVA Group, Inc. hereby appoints Brett Schulman and Tricia Tolivar, and each of them, as proxies, each with full power of substitution, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CAVA Group, Inc. that the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/CAVA2026 on June 22, 2026 beginning at 11:30 am EDT, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the election of each of the Class III director nominees to the Board of Directors; "FOR" the approval, on an advisory basis, of the compensation of our named executive officers; and "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026. The proxies are authorized to vote in their discretion for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and on any other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

Continued and to be signed on reverse side